UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3999

John Hancock Investment Trust II
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2012

ITEM 1. SCHEDULE OF INVESTMENTS

John Hancock
MUTUAL FUNDS

John Hancock
Regional Bank Fund

Annual Report
10.31.12

A look at performance

Total returns for the period ended October 31, 2012

	Average annual total returns (%)			Cumulative total returns (%)
	with maximum sales charge			with maximum sales charge

	1-year	5-year	10-year	1-year	5-year	10-year

Class A	19.35	–3.62	2.43	19.35	–16.82	27.15

Class B	19.85	–3.51	2.37	19.85	–16.37	26.46

Class C	23.81	–3.30	2.24	23.81	–15.44	24.75

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from those disclosed in the Financial highlights tables in this report. For all classes the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class B	Class C
Net/Gross (%)	1.36	2.06	2.06

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

See the following page for footnotes.

6	Regional Bank Fund | Annual report

		Without	With maximum
	Start date	sales charge	sales charge	Index 1	Index 2

Class B1	10-31-02	$12,646	$12,646	$19,500	$7,500

Class C1	10-31-02	12,475	12,475	19,500	7,500

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Class C shares investment with a maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04.

S&P 500 Index — is an unmanaged index that includes 500 widely traded common stocks.

S&P Composite 1500 Banks Index — is an unmanaged index of banking sector stocks in the S&P 1500 Index.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or direct expenses, which would have resulted in lower values if they did.

Footnotes related to performance pages

1 No contingent deferred sales charge is applicable.

Annual report | Regional Bank Fund	7

Management’s discussion of
Fund performance

By John Hancock Asset Management a division of
Manulife Asset Management (US) LLC

U.S. stocks produced double-digit gains during the 12 months ended October 31, 2012, although performance was volatile. Worries about a global economic slowdown and the ongoing European sovereign debt crisis meant there were periods of sharp declines in U.S. equity markets. But coordinated action by the U.S. Federal Reserve and European Central Bank provided optimism that the worst economic and political outcomes could be avoided, buoying financial markets. In this period, banking shares were among the best-performing segments of the U.S. stock market. Banks benefited in particular from greater stability in the housing market and improving economic and credit conditions generally.

In the 12 months ended October 31, 2012, John Hancock Regional Bank Fund’s Class A shares had total returns of 25.62%, excluding sales charges. By comparison, the Fund’s benchmark, the S&P Composite 1500 Banks Index, and the average financial fund tracked by Morningstar, Inc. returned 27.32% and 17.67%, respectively. One key group of contributors was smaller, regional lenders that we took positions in over the past several years, when many of these stocks were trading below their tangible book value (an important measure of a business’s worth). Fund performance also benefited from the trend toward consolidation in the sector, as a number of portfolio holdings were involved in mergers during the period. We also held some acquirers, such as M&T Bank Corp., which enjoy access to new markets and lines of business, as well as having the potential to realize efficiency gains and benefits to the bottom line, all at very attractive prices. The healthier housing market also helped a number of companies in the Fund. In a period of such strong performance, very few holdings actually produced negative absolute returns. Rather, a number of positions had positive returns but lagged the benchmark.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole. Because the Fund focuses on one sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

8	Regional Bank Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the Fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2012 with the same investment held until October 31, 2012.

	Account value	Ending value	Expenses paid during
	on 5-1-12	on 10-31-12	period ended 10-31-12[1]

Class A	$1,000.00	$1,031.10	$6.94

Class B	1,000.00	1,027.50	10.50

Class C	1,000.00	1,027.40	10.50

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2012, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Regional Bank Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on May 1, 2012, with the same investment held until October 31, 2012. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 5-1-12	on 10-31-12	period ended 10-31-12[1]

Class A	$1,000.00	$1,018.30	$6.90

Class B	1,000.00	1,014.80	10.43

Class C	1,000.00	1,014.80	10.43

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.36%, 2.06%, and 2.06% for Class A, Class B, and Class C shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

10	Regional Bank Fund | Annual report

Portfolio summary

Top 10 Holdings (37.5% of Net Assets on 10-31-12)[1,2]

Wells Fargo & Company	4.2%	Cullen/Frost Bankers, Inc.	3.7%

U.S. Bancorp	4.2%	BB&T Corp.	3.7%

JPMorgan Chase & Company	4.1%	Bank of America Corp.	3.5%

PNC Financial Services Group, Inc.	4.0%	Independent Bank Corp.	3.3%

SunTrust Banks, Inc.	3.7%	M&T Bank Corp.	3.1%

Sector Composition[1,3]

Commercial Banks	80.8%	Diversified Financial Services	7.5%

Thrifts & Mortgage Finance	8.7%	Short-Term Investments & Other	3.0%

1 As a percentage of net assets on 10-31-12.

2 Cash and cash equivalents not included.

3 Sector investing is subject to greater risks than the market as a whole. Because the Fund focuses on one sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

Annual report | Regional Bank Fund	11

Fund’s investments

As of 10-31-12

	Shares	Value
Common Stocks 94.9%		$564,632,406

(Cost $333,114,246)

Financials 94.9%		564,632,406

Commercial Banks 78.7%

1st United Bancorp, Inc. (I)	748,779	4,500,162

Ameris Bancorp (I)	456,946	4,875,614

Anchor Bancorp, Inc. (I)(V)	161,584	2,094,129

Bar Harbor Bankshares	89,023	3,156,756

BB&T Corp.	751,911	21,767,823

Bond Street Holdings LLC, Class B (I)(S)	12,609	233,267

Bond Street Holdings LLC, Class A (I)(S)	520,587	9,630,860

Bryn Mawr Bank Corp.	383,894	8,691,360

BSB Bancorp, Inc. (I)	208,976	2,693,701

Centerstate Banks, Inc.	602,986	5,227,889

Citizens Republic Bancorp, Inc. (I)	596,904	10,827,839

City Holding Company	65,330	2,294,390

Comerica, Inc.	165,668	4,938,563

Commerce Bancshares, Inc.	108,400	4,127,872

CU Bancorp (I)	157,366	2,030,021

Cullen/Frost Bankers, Inc.	401,171	22,184,756

East West Bancorp, Inc.	397,406	8,460,774

Eastern Virginia Bankshares, Inc. (I)	32,036	164,024

Evans Bancorp, Inc.	122,992	1,986,321

Fifth Third Bancorp	846,692	12,302,435

First California Financial Group, Inc. (I)	433,278	2,924,627

First Community Corp.	212,915	1,845,973

First Connecticut Bancorp, Inc.	16,859	230,800

First Horizon National Corp.	324,384	3,020,015

First Merchants Corp.	198,324	2,917,346

First Southern Bancorp, Inc., Class B (Florida) (I)	140,985	986,895

FirstMerit Corp.	110,265	1,528,273

FNB Corp.	1,289,898	13,840,606

Glacier Bancorp, Inc.	410,433	5,951,279

Guaranty Bancorp (I)	154,795	283,275

Hancock Holding Company	464,181	14,663,478

Heritage Commerce Corp. (I)	712,266	4,693,833

Heritage Financial Corp.	141,015	1,950,237

Heritage Oaks Bancorp (I)	1,064,426	5,790,473

Independent Bank Corp.	661,869	19,531,754

12	Regional Bank Fund | Annual report	See notes to financial statements

	Shares	Value
Commercial Banks (continued)

KeyCorp	306,679	$2,582,237

M&T Bank Corp.	174,347	18,149,523

MB Financial, Inc.	482,638	9,778,246

NewBridge Bancorp. (I)	350,132	1,509,069

Pacific Continental Corp.	318,618	2,959,961

Park Sterling Corp. (I)	1,514,500	7,572,500

Peoples Bancorp, Inc.	112,557	2,397,464

PNC Financial Services Group, Inc.	404,203	23,520,573

Prosperity Bancshares, Inc.	210,308	8,803,493

Regions Financial Corp.	1,148,066	7,485,390

Sandy Spring Bancorp, Inc.	100,205	1,915,920

Sierra Bancorp	260,000	2,925,000

Southcoast Financial Corp. (I)	74,192	347,219

Southern First Bancshares Inc (I)	68,183	675,012

Southwest Bancorp, Inc. (I)	257,823	2,781,910

State Bank Financial Corp.	174,754	2,651,018

Suffolk Bancorp (I)	752	11,295

Suffolk Bancorp (I)	150,319	2,122,459

Sun Bancorp, Inc. (I)	914,227	2,824,961

SunTrust Banks, Inc.	817,174	22,227,133

SVB Financial Group (I)	281,075	15,906,034

Talmer Bancorp, Inc. (I)(S)	908,692	6,692,634

Trico Bancshares	377,716	6,345,629

Trustmark Corp.	90,000	2,112,300

U.S. Bancorp	755,055	25,075,377

Union First Market Bankshares Corp.	266,473	4,183,626

United Bancorp, Inc. (I)	574,891	2,512,274

Washington Banking Company	130,863	1,788,897

Washington Trust Bancorp, Inc.	224,305	6,053,992

Wells Fargo & Company	746,885	25,162,556

WesBanco, Inc.	238,249	5,241,478

Westamerica Bancorp.	190,545	8,406,845

Wilshire Bancorp, Inc. (I)	1,037,847	6,756,384

Zions Bancorporation	779,963	16,745,806

Diversified Financial Services 7.5%

Bank of America Corp.	2,210,678	20,603,519

JPMorgan Chase & Company	578,005	24,091,248

Thrifts & Mortgage Finance 8.7%

Berkshire Hill Bancorp, Inc.	386,034	9,064,078

Cheviot Financial Corp.	191,734	1,706,433

First Defiance Financial Corp.	262,030	4,637,931

First Financial Holdings, Inc.	355,656	5,014,750

Flushing Financial Corp.	310,846	4,833,655

Heritage Financial Group, Inc.	221,086	2,958,131

Home Federal Bancorp, Inc.	220,191	2,514,581

HomeStreet, Inc. (I)	134,722	6,032,851

Kaiser Federal Financial Group, Inc.	200,414	3,092,388

New York Community Bancorp, Inc.	215,662	2,989,075

See notes to financial statements	Annual report | Regional Bank Fund	13

			Shares	Value
Thrifts & Mortgage Finance (continued)

Southern Missouri Bancorp, Inc.			93,349	$2,240,376

WSFS Financial Corp.			148,312	6,281,755

Preferred Securities 0.9%				$5,131,250

(Cost $4,181,675)

Financials 0.9%				5,131,250

Commercial Banks 0.9%

First Southern Bancorp, Inc. (Florida), 5.000%			241	728,726

Monarch Financial Holdings, Inc., Series B, 7.800%			59,575	1,787,250

Yadkin Valley Financial Corp. (12.000% to 3-31-13 then
15.000% thereafter)			2,690	2,615,274

Warrants 1.2%				$6,857,006

(Cost $6,469,975)

Bank of Marin Bancorp (Expiration Date: 12-5-18, Strike Price: $27.23) (I)			97,317	1,066,921

Citigroup, Inc. (Expiration Date: 1-4-19, Strike Price: $106.10) (I)			1,721,817	681,840

Comerica, Inc. (Expiration Date: 11-14-18, Strike Price: $29.40) (I)			176,192	1,280,916

Horizon Bancorp (Expiration Date: 12-19-18, Strike Price: $17.68) (I)			199,863	3,446,688

TCF Financial Corp. (Expiration Date: 11-14-18, Strike Price: $16.93) (I)			116,620	171,431

Valley National Bancorp (Expiration Date: 11-14-18, Strike Price: $16.92) (I)			63,055	42,877

Washington Federal, Inc. (Expiration Date: 11-14-18, Strike Price: $17.57) (I)			51,979	166,333

		Maturity
	Yield* (%)	date	Par value	Value
Short-Term Investments 1.9%				$11,500,000

(Cost $11,500,000)

U.S. Government Agency 1.7%				10,000,000

Federal Home Loan Discount Notes	0.050	11-1-12	$10,000,000	10,000,000

Repurchase Agreement 0.2%				1,500,000

Repurchase Agreement with State Street Corp. dated 10-31-12 at
0.010% to be repurchased at $1,500,000 on 11-1-12, collateralized by $1,120,000 United States Treausry Bonds, 4.625% due 2-15-40
(valued at $1,533,164, including interest)			1,500,000	1,500,000

Total investments (Cost $355,265,896)† 98.9%				$588,120,662

Other assets and liabilities, net 1.1%				$6,662,969

Total net assets 100.0%				$594,783,631

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

(I) Non-income producing security.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

(V) The Fund owns 5% or more of the outstanding voting shares of the issuer and the security is considered an affiliate of the Fund. For more information on this security refer to Note 8 of the Notes to the financial statements.

* Yield represents the annualized yield at the date of purchase.

† At 10-31-12, the aggregate cost of investment securities for federal income tax purposes was $357,305,540. Net unrealized appreciation aggregated $230,815,122 of which $239,414,300 related to appreciated investment securities and $8,599,178 related to depreciated investment securities.

14	Regional Bank Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-12

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $353,650,056)	$586,026,533
Investments in affiliated issuers, at value (Cost $1,615,840)	2,094,129

Total investments, at value (Cost $355,265,896)	588,120,662
Cash	5,042,837
Receivable for fund shares sold	3,063,761
Dividends and interest receivable	383,665
Other receivables and prepaid expenses	129,629

Total assets	596,740,554

Liabilities

Payable for investments purchased	537
Payable for fund shares repurchased	1,425,421
Written options, at value (Premiums received $26,259)	2,020
Payable to affiliates
Accounting and legal services fees	24,053
Transfer agent fees	98,255
Distribution and service fees	183,834
Trustees’ fees	111,882
Other liabilities and accrued expenses	110,921

Total liabilities	1,956,923

Net assets

Paid-in capital	$335,837,547
Accumulated distributions in excess of net investment income	(25,751)
Accumulated net realized gain (loss) on investments	26,092,830
Net unrealized appreciation (depreciation) on investments and
options written	232,879,005

Net assets	$594,783,631

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($546,506,245 ÷ 37,174,496 shares)	$14.70
Class B ($18,192,693 ÷ 1,280,490 shares)[1]	$14.21
Class C ($30,084,693 ÷ 2,114,557 shares)[1]	$14.23

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[2]	$15.47

1 Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Regional Bank Fund	15

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 10-31-12

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends from unaffiliated issuers	$10,523,863
Dividends from affiliated issuers	25,299
Interest	1,777

Total investment income	10,550,939

Expenses

Investment management fees	4,417,772
Distribution and service fees	2,001,868
Accounting and legal services fees	124,969
Transfer agent fees	1,100,627
Trustees’ fees	30,996
State registration fees	55,478
Printing and postage	78,188
Professional fees	67,861
Custodian fees	70,319
Registration and filing fees	18,148
Other	26,172

Total expenses	7,992,398

Net investment income	2,558,541

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	31,221,056
Investments in affiliated issuers	28,030

31,249,086
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	86,992,016
Investments in affiliated issuers	1,252,967
Written options	24,239

88,269,222

Net realized and unrealized gain	119,518,308

Increase in net assets from operations	$122,076,849

16	Regional Bank Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-12	10-31-11

Increase (decrease) in net assets

From operations
Net investment income	$2,558,541	$2,046,622
Net realized gain	31,249,086	36,041,571
Change in net unrealized appreciation (depreciation)	88,269,222	(45,005,589)

Increase (decrease) in net assets resulting from operations	122,076,849	(6,917,396)

Distributions to shareholders
From net investment income
Class A	(2,543,749)	(1,964,810)
Class B	(2,488)	(16,791)
Class C	(3,584)	(23,778)
From net realized gain
Class A	(28,006,674)	(44,148,045)
Class B	(1,161,638)	(2,134,025)
Class C	(1,673,571)	(2,722,756)

Total distributions	(33,391,704)	(51,010,205)

From Fund share transactions	3,006,440	(57,270,794)

Total increase (decrease)	91,691,585	(115,198,395)

Net assets

Beginning of year	503,092,046	618,290,441

End of year	$594,783,631	$503,092,046

Accumulated distributions in excess of net investment income	($25,751)	($34,471)

See notes to financial statements	Annual report | Regional Bank Fund	17

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08

Per share operating performance

Net asset value, beginning of period	$12.56	$13.95	$13.05	$18.19	$34.06
Net investment income[1]	0.07	0.06	0.04	0.19	0.47
Net realized and unrealized gain (loss)
on investments	2.92	(0.27)	0.91	(2.78)	(7.04)
Total from investment operations	2.99	(0.21)	0.95	(2.59)	(6.57)
Less distributions
From net investment income	(0.07)	(0.05)	(0.05)	(0.22)	(0.52)
From net realized gain	(0.78)	(1.13)	—	(2.33)	(8.78)
Total distributions	(0.85)	(1.18)	(0.05)	(2.55)	(9.30)
Net asset value, end of period	$14.70	$12.56	$13.95	$13.05	$18.19
Total return (%)[2,3]	25.62	(2.37)	7.26	(12.98)	(23.53)

Ratios and supplemental data

Net assets, end of period (in millions)	$547	$457	$559	$584	$813
Ratios (as a percentage of average net assets):
Expenses before reductions	1.38	1.36	1.38	1.55	1.35
Expenses net of fee waivers	1.38	1.36	1.38	1.54	1.35
Net investment income	0.52	0.40	0.30	1.56	2.33
Portfolio turnover (%)	11	16	24	37	23

1 Based on the average daily shares outstanding.
2 Does not reflect the effect of sales charges, if any.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

CLASS B SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08

Per share operating performance

Net asset value, beginning of period	$12.18	$13.62	$12.79	$17.89	$33.66
Net investment income (loss)[1]	(0.03)	(0.04)	(0.06)	0.11	0.34
Net realized and unrealized gain (loss)
on investments	2.84	(0.26)	0.89	(2.75)	(6.97)
Total from investment operations	2.81	(0.30)	0.83	(2.64)	(6.63)
Less distributions
From net investment income	—[2]	(0.01)	—[2]	(0.13)	(0.36)
From net realized gain	(0.78)	(1.13)	—	(2.33)	(8.78)
Total distributions	(0.78)	(1.14)	—[2]	(2.46)	(9.14)
Net asset value, end of period	$14.21	$12.18	$13.62	$12.79	$17.89
Total return (%)[3,4]	24.85	(3.16)	6.52	(13.60)	(24.09)

Ratios and supplemental data

Net assets, end of period (in millions)	$18	$19	$27	$34	$55
Ratios (as a percentage of average net assets):
Expenses before reductions	2.08	2.06	2.09	2.26	2.07
Expenses net of fee waivers	2.08	2.06	2.08	2.24	2.06
Net investment income (loss)	(0.19)	(0.30)	(0.40)	0.90	1.64
Portfolio turnover (%)	11	16	24	37	23

1 Based on the average daily shares outstanding.
2 Less than $0.005 per share.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

18	Regional Bank Fund | Annual report	See notes to financial statements

CLASS C SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08

Per share operating performance

Net asset value, beginning of period	$12.20	$13.63	$12.80	$17.90	$33.66
Net investment income (loss)[1]	(0.03)	(0.04)	(0.06)	0.10	0.31
Net realized and unrealized gain (loss)
on investments	2.84	(0.25)	0.89	(2.74)	(6.93)
Total from investment operations	2.81	(0.29)	0.83	(2.64)	(6.62)
Less distributions
From net investment income	—[2]	(0.01)	—[2]	(0.13)	(0.36)
From net realized gain	(0.78)	(1.13)	—	(2.33)	(8.78)
Total distributions	(0.78)	(1.14)	—[2]	(2.46)	(9.14)
Net asset value, end of period	$14.23	$12.20	$13.63	$12.80	$17.90
Total return (%)[3,4]	24.81	(3.07)	6.51	(13.59)	(24.06)

Ratios and supplemental data

Net assets, end of period (in millions)	$30	$27	$32	$28	$37
Ratios (as a percentage of average net assets):
Expenses before reductions	2.08	2.06	2.08	2.25	2.06
Expenses net of fee waivers	2.08	2.06	2.08	2.23	2.06
Net investment income (loss)	(0.19)	(0.30)	(0.41)	0.86	1.59
Portfolio turnover (%)	11	16	24	37	23

1 Based on the average daily shares outstanding.
2 Less than $0.005 per share.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.

See notes to financial statements	Annual report | Regional Bank Fund	19

Notes to financial statements

Note 1 — Organization

John Hancock Regional Bank Fund (the Fund) is a series of John Hancock Investment Trust II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek long-term capital appreciation. Moderate income is a secondary objective.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A, Class B and Class C shares are offered to all investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques: Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then the securities are valued using the last quoted bid or evaluated price. Options listed on an exchange are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where reliable market quotations are not available, are valued at fair value as determined in good faith by the Fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted.

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

20	Regional Bank Fund | Annual report

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the Fund’s investments as of October 31, 2012, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 10-31-12	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Commercial Banks	$468,571,635	$449,892,415	$2,122,459	$16,556,761
Diversified Financial
Services	44,694,767	44,694,767	—	—
Thrifts & Mortgage
Finance	51,366,004	51,366,004	—	—
Preferred Securities
Commercial Banks	5,131,250	1,787,250	2,615,274	728,726
Warrants	6,857,006	2,343,397	4,513,609	—
Short-Term Investments	11,500,000	—	11,500,000	—

Total Investments in
Securities	$588,120,662	$550,083,833	$20,751,342	$17,285,487
Other Financial
Instruments
Written Options	($2,020)	($2,020)	—	—

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period and in all cases were transferred out of Level 2. Securities were transferred into Level 3 because a lack of observable market data which resulted from an absence of market activity for these securities.

COMMERCIAL BANKS

Balance as of 10-31-11	$6,728,345
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	336,486
Purchases	623,128
Sales	—
Transfer into Level 3	9,597,528
Transfer out of Level 3	—
Balance as of 10-31-12	17,285,487
Changes in unrealized at period end*	336,486

*Change in unrealized appreciation (depreciation) attributable to level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of Operations.

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Annual report | Regional Bank Fund	21

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any Fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $100 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended October 31, 2012 were $1,868. For the year ended October 31, 2012, the Fund had no borrowings under the line of credit.

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends quarterly and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2012 and October 31, 2011 was as follows:

	OCTOBER 31, 2012	OCTOBER 31, 2011

Ordinary Income	$2,549,821	$13,246,108
Long-Term Capital Gain	30,841,883	37,764,097

22	Regional Bank Fund | Annual report

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2012, the components of distributable earnings on a tax basis consisted of $4,229,455 of undistributed ordinary income and $23,953,901 of long-term capital gains.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and treating a portion of the proceeds from redemptions as distributions for tax purposes.

New accounting pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. ASU 2011-11 may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objectives. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Options. There are two types of options, a put option and a call option. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities.

When the Fund purchases an option, the premium paid by the Fund is included in the portfolio of investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the

Annual report | Regional Bank Fund	23

underlying security and the proceeds from such sale are decreased by the premium paid. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the Fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the Fund.

During the year ended October 31, 2012, the Fund wrote option contracts to generate earnings from options premiums. The following tables summarize the Fund’s written options activities during the year ended October 31, 2012 and the contracts held at October 31, 2012.

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED

Outstanding, beginning of period	—	—
Options written	2,020	$26,259
Option closed	—	—
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	2,020	$26,259

	EXERCISE	EXPIRATION	NUMBER OF
NAME OF ISSUER	PRICE	DATE	CONTRACTS	PREMIUM	VALUE

CALLS
Regions Financial	$8.00	Nov-12	2,020	$26,259	($2,020)
Corporation
Total			2,020	$26,259	($2,020)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at October 31, 2012 by risk category:

				LIABILITY
	STATEMENT OF ASSETS	FINANCIAL INSTRUMENTS	ASSET DERIVATIVES	DERIVATIVES
RISK	AND LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Equity contracts	Payable for written	Written options	—	($2,020)
	options, at value

Effect of derivative instruments on the Statement of operations

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2012:

	STATEMENT OF
RISK	OPERATIONS LOCATION	WRITTEN OPTIONS

Equity contracts	Change in unrealized	$24,239
	appreciation (depreciation)

Note 4 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust including the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service

24	Regional Bank Fund | Annual report

providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management contract with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.800% of the first $500,000,000 of the Fund’s average daily net assets; (b) 0.750% of the next $500,000,000; (c) 0.735% of the next $1,000,000,000; and (d) 0.725% of the Fund’s average daily net assets in excess of $2,000,000,000. The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

The investment management fees incurred for the year ended October 31, 2012 were equivalent to a net annual effective rate of 0.80% of the Fund’s average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2012 amounted to an annual rate of 0.02% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund pays the following contractual rates of distribution fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

CLASS	12b–1 FEE

Class A	0.30%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $372,540 for the year ended October 31, 2012. Of this amount, $59,393 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $303,268 was paid as sales commissions to broker-dealers and $9,879 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Adviser.

Class B and Class C shares are subject to contingent deferred sales charges (CDSCs). Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC on the lesser of the current market value at the time of redemption or the

Annual report | Regional Bank Fund	25

original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2012, CDSCs received by the Distributor amounted to $30,179 and $4,159 for Class B and Class C shares, respectively.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2012 were:

	DISTRIBUTION AND	TRANSFER
CLASS	SERVICE FEES	AGENT FEES

Class A	$1,524,215	$1,005,987
Class B	188,192	37,348
Class C	289,461	57,292
Total	$2,001,868	$1,100,627

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. The John Hancock Group of Funds Deferred Compensation Plan (the Plan) was in effect on October 31, 2012 but since then has been terminated. Under the Plan, deferred amounts were invested in various John Hancock funds. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities.

Note 6 — Fund share transactions

Transactions in Fund shares for the years ended October 31, 2012 and 2011 were as follows:

	Year ended 10-31-12		Year ended 10-31-11
	Shares	Amount	Shares	Amount
Class A shares

Sold	8,727,434	$121,491,464	3,766,109	$52,806,080
Distributions reinvested	2,249,513	26,286,382	2,777,665	39,174,776
Repurchased	(10,211,442)	(139,632,418)	(10,228,926)	(142,645,243)

Net increase (decrease)	765,505	$8,145,428	(3,685,152)	($50,664,387)

Class B shares

Sold	154,406	$2,048,513	164,425	$2,297,167
Distributions reinvested	90,900	1,018,988	132,627	1,830,542
Repurchased	(514,120)	(6,750,930)	(715,394)	(9,741,244)

Net decrease	(268,814)	($3,683,429)	(418,342)	($5,613,535)

26	Regional Bank Fund | Annual report

	Year ended 10-31-12		Year ended 10-31-11
	Shares	Amount	Shares	Amount
Class C shares

Sold	367,726	$4,910,415	678,592	$9,685,688
Distributions reinvested	101,047	1,133,753	153,901	2,125,862
Repurchased	(571,770)	(7,499,727)	(962,164)	(12,804,422)

Net decrease	(102,997)	($1,455,559)	(129,671)	($992,872)

Net increase (decrease)	393,694	$3,006,440	(4,233,165)	($57,270,794)

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $60,733,651 and $94,365,981, respectively, for the year ended October 31, 2012.

Note 8 — Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the 1940 Act, are those in which Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended October 31, 2012, is set forth below:

	BEGINNING	ENDING
	SHARE	SHARE	REALIZED	DIVIDEND	ENDING
AFFILIATE	AMOUNT	AMOUNT	GAIN (LOSS)	INCOME	VALUE

Anchor Bancorp, Inc.
Bought: none
Sold: none	161,584	161,584	—	—	$2,094,129

Citizens South Banking Corp.
Bought: none
Sold: 635,611	635,611	—	$28,030	$25,299	—

Note 9 — Industry or sector risk

From time to time the Fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the Fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the Fund will be less diversified than a more broadly diversified fund, and it may cause the Fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the Fund’s net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates, regulatory and market impacts.

Annual report | Regional Bank Fund	27

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust II
and the Shareholders of John Hancock Regional Bank Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Regional Bank Fund (the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian, and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 21, 2012

28	Regional Bank Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2012.

The Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund paid $33,690,073 in capital gain dividends.

Eligible shareholders will be mailed a 2012 Form 1099-DIV in early 2013. This will reflect the tax character of all distributions paid in calendar year 2012.

In prior years, certain dividends paid by the Fund were generally taxed to individuals at a rate of 15%. For tax years beginning after December 31, 2012, such favorable treatment of dividend income is scheduled to expire as are certain other favorable tax provisions. As a result, absent congressional action, the maximum tax rate on dividend income will increase from 15% to 39.6%. Congress is considering various tax law changes that could alter these changes in tax rates or that could otherwise affect the Fund or its shareholders.

Annual report | Regional Bank Fund	29

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the Board, the members of which are referred to as Trustees) of John Hancock Regional Bank Fund (the Fund), a series of John Hancock Investment Trust II (the Trust), met in-person on May 6–8 and June 3–5, 2012 to consider the approval of the Fund’s investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreement (the Subadvisory Agreement) among the Adviser, Manulife Asset Management (US) LLC (the Subadviser) and the Trust on behalf of the Fund. The Advisory Agreement and the Subadvisory Agreement are referred to as the Agreements.

Activities and composition of the Board

On June 3–5, 2012, the Board consisted of nine individuals, seven of whom were Independent Trustees. Independent Trustees are generally those individuals who are not employed by or have any significant business or professional relationship with the Adviser or the Subadviser. The Trustees are responsible for the oversight of operations of the Fund and perform various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the 1940 Act). The Independent Trustees have independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairman. On June 3–5, 2012, the Board had four standing committees that were composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts & Operations Committee. Additionally, on June 3–5, 2012, Investment Performance Committees A and B were standing committees of the Board composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee A was responsible for overseeing and monitoring matters relating to the investment performance of the Fund. The Board also designated an Independent Trustee as Vice Chairman to serve in the absence of the Chairman. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Under the 1940 Act, the Board is required to consider the continuation of the Agreements each year. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. The Board reviews reports of the Adviser at least quarterly, which include Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadviser to the Fund and its shareholders.

Prior to the May 6–8, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information compiled and prepared by Lipper, a Thomson Reuters company (Lipper), on Fund fees and expenses, and the investment performance of the Fund. This Fund information is assembled in a format that permits comparison with similar information from a Category and a subset of the Category referred to as the Expense Group, each as determined by Lipper, and with the Fund’s benchmark index. The Category includes all funds that invest similarly to the way the Fund invests. The Expense Group represents funds of similar size, excluding passively managed funds and funds-of-funds. The Fund’s benchmark index is an unmanaged index of securities that is provided as a basis for comparison with the Fund’s performance. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser or Subadviser or their affiliates that result from being the Adviser or Subadviser to the Fund; (b) a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients, such as

30	Regional Bank Fund | Annual report

institutional clients and other investment companies, having similar investment mandates, as well as the performance of those other clients and a comparison of the services provided to those other clients and the services provided to the Fund; (c) the impact of economies of scale; (d) a summary of aggregate amounts paid by the Fund to the Adviser; and (e) sales and redemption data regarding the Fund’s shares.

At an in-person meeting held on May 6–8, 2012, the Board reviewed materials relevant to its consideration of the Agreements. As a result of the discussions that occurred during the May 6–8, 2012 meeting, the Board asked the Adviser for additional information on certain matters. The Adviser provided the additional information and the Board also considered this information as part of its consideration of the Agreements.

At an in-person meeting held on June 3–5, 2012, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement and the Subadvisory Agreement, each for an additional one-year term. The Board considered what it believed were key relevant factors that are described under separate headings presented below.

The Board also considered other matters important to the approval process, such as payments made to and by the Adviser or its affiliates relating to the distribution of Fund shares and other services. The Board reviewed services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadviser and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review.

Nature, extent and quality of services

The Board reviewed the nature, extent and quality of services provided by the Adviser and the Subadviser, including the investment advisory services and the resulting performance of the Fund.

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Subadviser responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered the Subadviser’s history and experience providing investment services to the Fund. The Board considered the Adviser’s investment manager analytical capabilities, market and economic knowledge and execution of its Subadviser oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadviser’s compliance departments.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund by the Adviser under a separate agreement. The Board noted that the Adviser and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and its affiliate’s transfer agency operations and considered the

Annual report | Regional Bank Fund	31

Adviser’s and its affiliates’ policies and procedures for assuring compliance with applicable laws and regulations.

The Board also received information about the nature, extent and quality of services provided by and fee rates charged by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients having similar investment mandates, the services provided to those other clients as compared to the services provided to the Fund, the performance of those other clients as compared to the performance by the Fund and other factors relating to those other clients. The Board considered the significant differences between the Adviser’s and Subadviser’s services to the Fund and the services they provide to other clients. For other clients that are not mutual funds, the differences in services relate to the greater share purchase and redemption activity in a mutual fund, the generally higher turnover of mutual fund portfolio holdings, the more burdensome regulatory and legal obligations of mutual funds and the higher marketing costs for mutual funds. When compared to all clients including mutual funds, the Adviser has greater oversight and supervisory responsibility for the Fund and undertakes greater entrepreneurial risk as the sponsor of the Fund.

Fund performance

The Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also examined materials discussing Fund performance and the Fund’s investment objective, strategies and outlook. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by the Adviser, which analyzed various factors that may affect the Lipper rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Lipper Category as well as its benchmark index (see chart below). The Board was provided with a description of the methodology used by Lipper to select the funds in the Category. The Board also considered updated performance information provided by the Adviser at its May and June 2012 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years.

Set forth below is the performance of the Fund over certain time periods ended December 31, 2011 and that of its Category average and benchmark index over the same periods:

	1 YEAR	3 YEAR	5 YEAR	10 YEAR

Regional Bank Fund Class A Shares	–11.46%	2.87%	–8.11%	0.80%
Financial Services Category Average	–13.49%	3.61%	–11.09%	–1.17%
S&P 1500 Banks TR Index	–10.78%	–1.31%	–17.67%	–4.50%

The Board noted that the Fund’s performance compared favorably to the Category’s average and the benchmark index’s performance for all periods shown, except for the one-year period over which the Fund underperformed its benchmark index’s performance and the three-year period over which the Fund underperformed its Category average performance.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Expense Group. The Board also received information about the investment subadvisory fee rate payable by the Adviser to the Subadviser for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadviser to other clients with similar investment mandates, including other registered investment companies, institutional investors and separate accounts.

32	Regional Bank Fund | Annual report

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Expense Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and, if different, the Fund’s total operating expense ratio after taking into account any fee waiver or expense waiver agreement by the Adviser (Net Expense Ratio). The Board considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Expense Group median.

The Board noted that the Fund’s advisory fee ratio was the same as the Expense Group median advisory fee ratio. The Board noted the following information about the Fund’s Gross and Net Expense Ratios for Class A shares contained in the Fund’s 2011 financial statements in relation with the Fund’s Expense Group median provided by Lipper in April 2012:

	FUND — CLASS A	EXPENSE GROUP MEDIAN

Advisory Fee Ratio	0.79%	0.79%
Gross Expense Ratio	1.36%	1.36%
Net Expense Ratio	1.36%	1.36%

The Board received and reviewed statements relating to the Adviser’s financial condition and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services under the Advisory Agreement, as well as from other relationships between the Fund and the Adviser and its affiliates. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the year ended December 31, 2010. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products.

The Board also considered a comparison of the Adviser’s profitability to that of a limited number of other investment advisers whose profitability information is publicly available. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is limited.

The Board considered limited profitability information with respect to the Subadviser, which is affiliated with the Adviser. In addition, as noted above, the Board considered basic assumptions and methodology for allocating expenses in the Subadviser’s profitability analysis.

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase. Possible changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale (e.g., through the use of breakpoints in the advisory fee at higher asset levels) are periodically discussed. The Board also considered the Adviser’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the Fund.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. To ensure that any

Annual report | Regional Bank Fund	33

economies are reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the contractual advisory fee rate.

Other benefits to the Adviser and the Subadviser

The Board understands that the Adviser, the Subadviser or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadviser may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Board determination

The Board unanimously approved the continuation of the Advisory Agreement and the Subadvisory Agreement each for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board was satisfied that the terms of the Agreements, including the advisory and subadvisory fee rates, were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or any group of factors as all-important or controlling, but considered all factors together. Different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by independent legal counsel in making this determination. The Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years and on their ongoing regular review of Fund performance and operations throughout the year.

34	Regional Bank Fund | Annual report

Special Shareholder Meeting

On November 15, 2012, a Special Meeting of the Shareholders of John Hancock Investment Trust II and each of its series, including John Hancock Regional Bank Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on the following proposal:

Proposal: Election of thirteen (13) Trustees as members of the Board of Trustees of John Hancock Investment Trust II.

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
Charles L. Bardelis	54,745,183.57	2,002,345.39
Peter S. Burgess	54,795,739.28	1,951,789.68
William H. Cunningham	54,760,497.21	1,987,031.75
Grace K. Fey	54,825,835.30	1,921,693.66
Theron S. Hoffman	54,782,139.05	1,965,389.90
Deborah C. Jackson	54,811,686.18	1,935,842.78
Hassell H. McClellan	54,777,586.20	1,969,942.76
James M. Oates	54,797,429.66	1,950,099.30
Steven R. Pruchansky	54,779,132.96	1,968,396.00
Gregory A. Russo	54,987,161.24	1,760,367.72
Non-Independent Trustees
James R. Boyle	54,891,470.37	1,856,058.59
Craig Bromley	54,874,409.37	1,873,119.59
Warren A. Thomson	54,894,322.12	1,853,206.84

Annual report | Regional Bank Fund	35

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund as of December 1, 2012. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James M. Oates,[2] Born: 1946	2012	240

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairman of the Board, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III
(2005–2006); Trustee (since 2004) and Chairman of the Board (since 2005), John Hancock Variable
Insurance Trust; Trustee and Chairman of the Board (since 2005), John Hancock Funds II.

Charles L. Bardelis,[2,3] Born: 1941	2012	240

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust (since
1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2,3] Born: 1942	2012	240

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
former Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2005	240

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas
System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since
2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance);
Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000);
former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks
Acquisition Company I, Inc. (until 2007); former Advisory Director, JP Morgan Chase Bank (formerly
Texas Commerce Bank–Austin) (until 2009). Trustee, John Hancock retail funds (since 1986); Trustee,
John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Grace K. Fey,[2] Born: 1946	2012	240

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President,
Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

36	Regional Bank Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Theron S. Hoffman,[2,3] Born: 1947	2012	240

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock retail funds (since 2012); Trustee,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	240

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan,[2] Born: 1945	2012	240

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director,
The Barnes Group (since 2010). Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock
Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2005).

Steven R. Pruchansky, Born: 1944	2005	240

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairman of the Board (2011–2012),
John Hancock retail funds; Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2012).

Gregory A. Russo, Born: 1949	2009	240

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester
County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of
Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of
Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Annual report | Regional Bank Fund	37

Non-Independent Trustees[4]

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[2] Born: 1959	2012	240

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock
Investment Management Services, LLC (2005–2010). Trustee, John Hancock retail funds (since 2012 and
2005–2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	240

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife (Japan) (2005–2010), including prior positions).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	240

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation (since
2001, including prior positions); Director, Manulife Trust Company and Manulife Bank of Canada (since
2001, including prior positions); Director and Chairman, Manulife Asset Management (since 2001, including prior positions). Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Hugh McHaffie, Born: 1959		2012

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010). President (since 2012) and former Trustee (2010–2012), John Hancock retail funds; President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971		2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds (since 2007, including prior positions); Executive Vice President, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

38	Regional Bank Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust (since 2010 and 2007–2009, including prior positions); Treasurer, John Hancock Fund II
(since 2010, including prior positions).

John Hancock retail funds is comprised of John Hancock Funds III and 33 other John Hancock funds consisting of 23 series of other John Hancock trusts and 10 closed-end funds.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210–2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800–225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Became a Trustee of the Fund, effective December 1, 2012.

3 Member of Audit Committee.

4 Because Messrs. Bromley and Thomson are senior executives or directors and Mr. Boyle held prior positions as a senior executive or director with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

Annual report | Regional Bank Fund	39

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Advisers, LLC
Charles L. Bardelis*
James R. Boyle†	Subadviser
Craig Bromley†	John Hancock Asset Management a division of
Peter S. Burgess*	Manulife Asset Management (US) LLC
William H. Cunningham
Grace K. Fey	Principal distributor
Theron S. Hoffman*	John Hancock Funds, LLC
Deborah C. Jackson
Hassell H. McClellan	Custodian
Steven R. Pruchansky, Vice Chairman	State Street Bank and Trust Company
Gregory A. Russo
Warren A. Thomson†	Transfer agent
John Hancock Signature Services, Inc.
Officers
Hugh McHaffie	Legal counsel
President	K&L Gates LLP

Andrew G. Arnott	Independent registered
Executive Vice President	public accounting firm
PricewaterhouseCoopers LLP
Thomas M. Kinzler
Secretary and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-202-551-8090 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

40	Regional Bank Fund | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Regional Bank Fund.	01A 10/12
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	12/12

John Hancock
MUTUAL FUNDS

John Hancock
Small Cap Equity Fund

Annual Report
10.31.12

A look at performance

Total returns for the period ended October 31, 2012

	Average annual total returns (%)			Cumulative total returns (%)
	with maximum sales charge			with maximum sales charge

	1-year	5-year	10-year	1-year	5-year	10-year

Class A	6.07	–0.36	7.77	6.07	–1.81	111.32

Class B	5.85	–0.47	7.70	5.85	–2.32	109.93

Class C	9.84	–0.06	7.55	9.84	–0.29	107.14

Class I1	12.08	1.23	8.96	12.08	6.31	135.76

Class R6[1,2]	12.19	1.27	9.00	12.19	6.53	136.68

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charge on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC. Sales charges are not applicable for Class I and Class R6 shares.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectuses for the Fund and may differ from those disclosed in the Financial highlights tables in this report. For all classes the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class B	Class C	Class I	Class R6
Net/Gross (%)	1.28	1.98	1.98	0.90	0.84

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

See the following page for footnotes.

6	Small Cap Equity Fund | Annual report

		Without	With maximum
	Start date	sales charge	sales charge	Index

Class B3	10-31-02	$20,993	$20,993	$25,139

Class C3	10-31-02	20,714	20,714	25,139

Class I1	10-31-02	23,576	23,576	25,139

Class R6[1]	10-31-02	23,668	23,668	25,139

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Class C shares investment with a maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04.

Russell 2000 Growth Index is an unmanaged index of stocks in the Russell 2000 Index with high price-to-book ratios and higher forecasted values.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or direct expenses, which would have resulted in lower values if they did.

Footnotes related to performance pages

1 For certain types of investors, as described in the Fund’s prospectuses.

2 Class R6 shares were first offered on 9-1-11. Returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class R6 shares.

3 No contingent deferred sales charge is applicable.

Annual report | Small Cap Equity Fund	7

Management’s discussion of
Fund performance

By John Hancock Asset Management a division of
Manulife Asset Management (US) LLC

In June 2012, Thomas L. Holman was added to the Fund’s management team as a senior portfolio manager. Prior to joining John Hancock Asset Management, Mr. Holman was a portfolio manager at another investment company. His business career began in 1993.

U.S. stocks enjoyed solid gains during the 12 months ended October 31, 2012. Stocks rallied sharply over the first half of the period as improving economic conditions in the U.S. and encouraging news regarding the sovereign debt crisis in Europe boosted investor confidence. The equity market stalled in the latter half of the period amid a global economic slowdown (most notably in the U.S. and China), uncertainty regarding the outcome of the presidential election and the “fiscal cliff” (tax-cut expirations and automatic spending cuts set to take effect at year end) and renewed sovereign debt challenges in Europe.

For the year ended October 31, 2012, John Hancock Small Cap Equity Fund’s Class A shares posted a total return of 11.65% excluding sales charges, outpacing both the 8.95% return of the average small growth fund, according to Morningstar Inc., and the 9.70% return of the Russell 2000 Growth Index, the Fund’s benchmark. The Fund’s outperformance of its benchmark index and Morningstar peer group average was driven by favorable stock selection, primarily in the information technology, energy and industrials sectors. The top contributors included energy producer Africa Oil Corp., lumber products maker Lumber Liquidators Holdings, Inc. and KVH Industries, Inc., which makes mobile communication products primarily for the maritime industry. On the downside, stock selection in the materials and health care sectors detracted the most from Fund results versus the benchmark index. The most significant individual detractors in the Fund’s portfolio included potash producer Karnalyte Resources, Inc., specialty mattress maker Tempur-Pedic International, Inc., and robotic systems maker iRobot. We sold Africa Oil, Karnalyte Resources and Tempur-Pedic from the Fund during the period.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Past performance is no guarantee of future results.

Investments in smaller companies may involve greater risks than those in larger, more well-known companies. See the prospectus for the risks of investing in small-cap stocks. Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting. These risks are more significant in emerging markets.

8	Small Cap Equity Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the Fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2012 with the same investment held until October 31, 2012.

	Account value	Ending value	Expenses paid during
	on 5-1-12	on 10-31-12	period ended 10-31-12[1]

Class A	$1,000.00	$960.40	$6.41

Class B	1,000.00	956.70	9.84

Class C	1,000.00	956.80	9.84

Class I	1,000.00	962.30	4.54

Class R6	1,000.00	962.70	4.14

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2012, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Small Cap Equity Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on May 1, 2012, with the same investment held until October 31, 2012. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 5-1-12	on 10-31-12	period ended 10-31-12[1]

Class A	$1,000.00	$1,018.60	$6.60

Class B	1,000.00	1,015.10	10.13

Class C	1,000.00	1,015.10	10.13

Class I	1,000.00	1,020.50	4.67

Class R6	1,000.00	1,020.90	4.27

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.30%, 2.00%, 2.00%, 0.92% and 0.84% for Class A, Class B, Class C, Class I and Class R6 shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

10	Small Cap Equity Fund | Annual report

Portfolio summary

Top 10 Holdings (28.9% of Net Assets on 10-31-12)[1,2]

KVH Industries, Inc.	3.9%	Cardtronics, Inc.	2.9%

HomeAway, Inc.	3.3%	Clean Harbors, Inc.	2.6%

The KEYW Holding Corp.	3.1%	Chart Industries, Inc.	2.4%

Acuity Brands, Inc.	3.0%	Align Technology, Inc.	2.4%

CoStar Group, Inc.	3.0%	Hexcel Corp.	2.3%

Sector Composition[1,3]

Information Technology	30.8%	Energy	4.0%

Industrials	25.6%	Materials	2.4%

Consumer Discretionary	15.0%	Financials	2.2%

Health Care	14.7%	Short-Term Investments and Other	1.2%

Consumer Staples	4.1%

1 As a percentage of net assets on 10-31-12.

2 Cash and cash equivalents not included.

3 Sector investing is subject to greater risks than the market as a whole. Because the Fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Small Cap Equity Fund	11

Fund’s investments

As of 10-31-12

	Shares	Value
Common Stocks 98.8%		$392,827,895

(Cost $347,615,372)

Consumer Discretionary 15.0%		59,674,919

Auto Components 1.2%

Dorman Products, Inc. (I)	160,928	4,916,350

Household Durables 0.8%

iRobot Corp. (I)	183,675	3,300,640

Internet & Catalog Retail 3.3%

HomeAway, Inc. (I)	508,062	13,062,274

Media 1.7%

IMAX Corp. (I)	292,584	6,609,473

Specialty Retail 3.9%

Hibbett Sports, Inc. (I)	134,295	7,250,587

Lumber Liquidators Holdings, Inc. (I)	117,488	6,558,180

Monro Muffler Brake, Inc.	55,240	1,873,741

Textiles, Apparel & Luxury Goods 4.1%

G-III Apparel Group, Ltd. (I)	113,986	4,212,923

Steven Madden, Ltd. (I)	165,711	7,112,316

Tumi Holdings, Inc. (I)	213,323	4,778,435

Consumer Staples 4.1%		16,297,096

Food & Staples Retailing 1.5%

United Natural Foods, Inc. (I)	112,244	5,975,871

Food Products 2.6%

TreeHouse Foods, Inc. (I)	141,257	7,564,312

WhiteWave Foods Company (I)	167,390	2,756,913

Energy 4.0%		15,704,424

Energy Equipment & Services 1.4%

Dril-Quip, Inc. (I)	18,797	1,301,880

Lufkin Industries, Inc.	86,001	4,300,910

Oil, Gas & Consumable Fuels 2.6%

Americas Petrogas, Inc. (I)	2,950,567	6,144,860

BlackPearl Resources, Inc. (I)	404,663	1,381,628

Ivanhoe Energy, Inc. (I)	4,024,295	2,575,146

12	Small Cap Equity Fund | Annual report	See notes to financial statements

	Shares	Value
Financials 2.2%		$8,758,534

Capital Markets 1.2%

Solar Senior Capital, Ltd.	268,874	4,721,427

Real Estate Investment Trusts 1.0%

Equity Lifestyle Properties, Inc.	59,960	4,037,107

Health Care 14.7%		58,528,582

Biotechnology 2.3%

Alkermes PLC (I)	238,955	4,427,836

Cepheid, Inc. (I)	150,345	4,556,957

Health Care Equipment & Supplies 5.2%

Align Technology, Inc. (I)	353,569	9,397,866

Neogen Corp. (I)	150,612	6,444,687

Thoratec Corp. (I)	136,526	4,873,978

Health Care Providers & Services 3.0%

HMS Holdings Corp. (I)	200,476	4,628,991

MEDNAX, Inc. (I)	107,570	7,420,179

Health Care Technology 3.8%

athenahealth, Inc. (I)	107,453	6,908,153

Greenway Medical Technologies, Inc. (I)	168,312	2,792,296

HealthStream, Inc. (I)	220,845	5,640,381

Pharmaceuticals 0.4%

Salix Pharmaceuticals, Ltd. (I)	36,815	1,437,258

Industrials 25.6%		101,754,348

Aerospace & Defense 5.3%

Hexcel Corp. (I)	349,216	8,925,961

The KEYW Holding Corp. (I)	1,010,969	12,273,164

Airlines 1.2%

Copa Holdings SA, Class A	51,332	4,764,636

Building Products 1.4%

Quanex Building Products Corp.	287,939	5,692,554

Commercial Services & Supplies 4.4%

Clean Harbors, Inc. (I)	174,568	10,186,043

Healthcare Services Group, Inc.	304,558	7,278,936

Electrical Equipment 3.0%

Acuity Brands, Inc.	184,210	11,918,387

Machinery 4.3%

Chart Industries, Inc. (I)	135,528	9,594,027

Graham Corp.	261,191	4,693,602

Westport Innovations, Inc. (I)(L)	98,254	2,757,007

Professional Services 3.1%

Mistras Group, Inc. (I)	188,913	4,173,088

The Advisory Board Company (I)	171,227	8,133,283

Trading Companies & Distributors 2.9%

DXP Enterprises, Inc. (I)	125,286	6,167,830

Watsco, Inc.	76,018	5,195,830

See notes to financial statements	Annual report | Small Cap Equity Fund	13

		Shares	Value
Information Technology 30.8%			$122,645,585

Communications Equipment 3.8%

KVH Industries, Inc. (I)(V)		1,109,230	15,329,559

Computers & Peripherals 1.3%

3D Systems Corp. (I)		120,277	5,232,050

Internet Software & Services 7.4%

Angie’s List, Inc. (I)		121,360	1,388,358

Bankrate, Inc. (I)		329,122	3,531,479

CoStar Group, Inc. (I)		142,297	11,796,421

Liquidity Services, Inc. (I)		154,569	6,372,880

Millennial Media, Inc. (I)		154,715	2,480,081

TechTarget, Inc. (I)		792,831	3,789,732

IT Services 3.7%

Cardtronics, Inc. (I)		402,618	11,438,377

WEX, Inc. (I)		45,700	3,371,746

Semiconductors & Semiconductor Equipment 1.8%

Cavium, Inc. (I)		113,492	3,765,665

Ceva, Inc. (I)		222,650	3,373,148

Software 12.8%

Aspen Technology, Inc. (I)		327,612	8,118,225

Bottomline Technologies, Inc. (I)		284,120	6,648,408

BroadSoft, Inc. (I)		127,357	4,867,585

Concur Technologies, Inc. (I)(L)		103,871	6,879,376

Monotype Imaging Holdings, Inc.		439,376	6,726,847

Synchronoss Technologies, Inc. (I)		295,577	6,056,373

Tangoe, Inc. (I)		296,686	3,833,183

Ultimate Software Group, Inc. (I)		75,435	7,646,092

Materials 2.4%			9,464,407

Metals & Mining 2.4%

Carpenter Technology Corp.		78,144	3,798,580

Pretium Resources, Inc. (I)		417,928	5,665,827

Warrants 0.0%			$72,722

(Cost $0)

Focus Graphite, Inc. (Expiration Date: 5-13-13, Strike Price: CAD 1.25) (I)		873,048	69,931

Frontier Rare Earths, Ltd. (Expiration Date: 11-17-12, Strike Price:
CAD 4.60) (I)		558,105	2,791

	Yield	Shares	Value
Securities Lending Collateral 0.3%			$1,111,096

(Cost $1,110,186)

John Hancock Collateral Investment Trust, (W)	0.3146 (Y)	111,019	1,111,096

14	Small Cap Equity Fund | Annual report	See notes to financial statements

	Par value	Value
Short-Term Investments 0.6%		$2,500,000

(Cost $2,500,000)

Repurchase Agreement 0.6%		2,500,000

Repurchase Agreement with State Street Corp. dated 10-31-12 at
0.010% to be repurchased at $2,500,001 on 11-1-12, collateralized by $1,865,000 U.S. Treasury Bond, 4.625% due 2-15-40 (valued at
$2,552,991, including interest)	$2,500,000	2,500,000

Total investments (Cost $351,225,558)† 99.7%		$396,511,713

Other assets and liabilities, net 0.3%		$1,055,966

Total net assets 100.0%		$397,567,679

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the Fund.

CAD Canadian Dollar

(I) Non-income producing security.

(L) A portion of this security is on loan as of 10-31-12.

(V) The Fund owns 5% or more of the outstanding voting shares of the issuer and the security is considered an affiliate of the Fund. For more information on this security refer to Note 8 of the Notes to financial statements.

(W) Investment is an affiliate of the Fund, the adviser and/or subadviser. Also, it represents the investment of securities lending collateral received.

(Y) The rate shown is the annualized seven-day yield as of 10-31-12.

† At 10-31-12, the aggregate cost of investment securities for federal income tax purposes was $355,375,496. Net unrealized appreciation aggregated $41,136,217 of which $65,955,965 related to appreciated investment securities and $24,819,748 related to depreciated investment securities.

See notes to financial statements	Annual report | Small Cap Equity Fund	15

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-12

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments in unaffiliated issuers, at value (Cost $336,088,727) including
$1,078,840 of securities loaned	$380,071,058
Investments in affiliated issuers, at value (Cost $15,136,831)	16,440,655

Total investments, at value (Cost $351,225,558)	396,511,713
Cash	2,794,197
Foreign currency, at value (Cost $478,112)	477,715
Receivable for investments sold	9,151,318
Receivable for fund shares sold	94,135
Dividends and interest receivable	119,858
Receivable for securities lending income	14,070
Other receivables and prepaid expenses	108,395

Total assets	409,271,401

Liabilities

Payable for investments purchased	9,712,807
Payable for fund shares repurchased	616,386
Payable upon return of securities loaned	1,111,950
Payable to affiliates
Accounting and legal services fees	16,141
Transfer agent fees	64,291
Distribution and service fees	21,477
Trustees’ fees	73,783
Other liabilities and accrued expenses	86,887

Total liabilities	11,703,722

Net assets

Paid-in capital	$523,570,777
Accumulated net investment loss	(2,944,682)
Accumulated net realized gain (loss) on investments, written options and
foreign currency transactions	(168,344,174)
Net unrealized appreciation (depreciation) on investments and translation
of assets and liabilities in foreign currencies	45,285,758

Net assets	$397,567,679

16	Small Cap Equity Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of assets and liabilities (continued)

Net asset value per share

Based on net asset values and shares outstanding — the Fund has an unlimited number of shares authorized with no par value
Class A ($336,187,726 ÷ 13,578,026 shares)	$24.76
Class B ($20,028,289 ÷ 896,364 shares)[1]	$22.34
Class C ($24,711,097 ÷ 1,105,408 shares)[1]	$22.35
Class I ($16,531,188 ÷ 628,809 shares)	$26.29
Class R6 ($109,379 ÷ 4,156 shares)	$26.32

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[2]	$26.06

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

See notes to financial statements	Annual report | Small Cap Equity Fund	17

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 10-31-12

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$1,698,672
Securities lending	514,731
Interest	619

Total investment income	2,214,022

Expenses

Investment management fees	2,938,763
Distribution and service fees	1,550,932
Accounting and legal services fees	99,695
Transfer agent fees	818,061
Trustees’ fees	24,375
State registration fees	78,447
Printing and postage	61,465
Professional fees	55,186
Custodian fees	88,850
Registration and filing fees	61,367
Other	23,594

Total expenses	5,800,735

Net investment loss	(3,586,713)

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments in unaffiliated issuers	29,884,511
Investments in affiliated issuers	(1,118,545)
Written options	171,738
Foreign currency transactions	(32,097)

28,905,607
Change in net unrealized appreciation (depreciation) of
Investments in unaffiliated issuers	12,114,421
Investments in affiliated issuers	8,734,972
Written options	56,296
Translation of assets and liabilities in foreign currencies	(2,483)

20,903,206

Net realized and unrealized gain	49,808,813

Increase in net assets from operations	$46,222,100

18	Small Cap Equity Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-12	10-31-11

Increase (decrease) in net assets

From operations
Net investment loss	($3,586,713)	($4,199,553)
Net realized gain	28,905,607	95,542,305
Change in net unrealized appreciation (depreciation)	20,903,206	(62,455,535)

Increase in net assets resulting from operations	46,222,100	28,887,217

Distributions to shareholders
From net investment income
Class A	(6,653,795)	(2,420,515)
Class B	(334,720)	(11,511)
Class C	(368,748)	(17,583)
Class I	(340,585)	(146,578)
Class R6	(2,219)	—

Total distributions	(7,700,067)	(2,596,187)

From Fund share transactions	(53,849,385)	(42,686,219)

Total decrease	(15,327,352)	(16,395,189)

Net assets

Beginning of year	412,895,031	429,290,220

End of year	$397,567,679	$412,895,031

Undistributed (accumulated net investment loss) net
investment income	($2,944,682)	$84,978

See notes to financial statements	Annual report | Small Cap Equity Fund	19

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08

Per share operating performance

Net asset value, beginning of period	$22.63	$21.41	$16.27	$12.58	$24.60
Net investment loss[1]	(0.19)	(0.20)	(0.21)	(0.18)	(0.18)[2]
Net realized and unrealized gain (loss)
on investments	2.76	1.57	5.35	3.87	(11.84)
Total from investment operations	2.57	1.37	5.14	3.69	(12.02)
Less distributions
From net investment income	(0.44)	(0.15)	—	—	—
Net asset value, end of period	$24.76	$22.63	$21.41	$16.27	$12.58
Total return (%)[3,4]	11.65	6.34[5]	31.59	29.33	(48.86)

Ratios and supplemental data

Net assets, end of period (in millions)	$336	$347	$361	$279	$240
Ratios (as a percentage of average net assets):
Expenses before reductions	1.32	1.28	1.47	1.77[6]	1.49
Expenses net of fee waivers and credits	1.32	1.28	1.47	1.71[6]	1.49
Net investment loss	(0.79)	(0.80)	(1.11)	(1.30)	(0.95)[2]
Portfolio turnover (%)	73	110	79[7]	103	58

1 Based on the average daily shares outstanding.
2 Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund, which amounted to $0.07 and 0.35%, respectively.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
5 The Fund’s total return includes a reimbursement from the adviser due to an investment violation, which impacted the net realized gain (loss) by $0.03 per share, otherwise the total return would have been lower.
6 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.
7 Excludes merger activity.

20	Small Cap Equity Fund | Annual report	See notes to financial statements

CLASS B SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08

Per share operating performance

Net asset value, beginning of period	$20.46	$19.38	$14.83	$11.55	$22.77
Net investment loss[1]	(0.33)	(0.33)	(0.32)	(0.25)	(0.31)[2]
Net realized and unrealized gain (loss)
on investments	2.51	1.42	4.87	3.53	(10.91)
Total from investment operations	2.18	1.09	4.55	3.28	(11.22)
Less distributions
From net investment income	(0.30)	(0.01)	—	—	—
Net asset value, end of period	$22.34	$20.46	$19.38	$14.83	$11.55
Total return (%)[3,4]	10.85	5.61[5]	30.68	28.40	(49.28)

Ratios and supplemental data

Net assets, end of period (in millions)	$20	$24	$30	$37	$46
Ratios (as a percentage of average net assets):
Expenses before reductions	2.02	1.98	2.20	2.49[6]	2.19
Expenses net of fee waivers and credits	2.02	1.98	2.20	2.45[6]	2.19
Net investment loss	(1.50)	(1.47)	(1.84)	(2.03)	(1.70)[2]
Portfolio turnover (%)	73	110	79[7]	103	58

1 Based on the average daily shares outstanding.
2 Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund, which amounted to $0.06 and 0.35%, respectively.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
5 The Fund’s total return includes a reimbursement from the adviser due to an investment violation, which impacted the net realized gain (loss) by $0.03 per share, otherwise the total return would have been lower.
6 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.
7 Excludes merger activity.

CLASS C SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08

Per share operating performance

Net asset value, beginning of period	$20.47	$19.40	$14.84	$11.56	$22.77
Net investment loss[1]	(0.33)	(0.33)	(0.31)	(0.26)	(0.30)[2]
Net realized and unrealized gain (loss)
on investments	2.51	1.41	4.87	3.54	(10.91)
Total from investment operations	2.18	1.08	4.56	3.28	(11.21)
Less distributions
From net investment income	(0.30)	(0.01)	—	—	—
Net asset value, end of period	$22.35	$20.47	$19.40	$14.84	$11.56
Total return (%)[3,4]	10.84	5.58[5]	30.73	28.37	(49.23)

Ratios and supplemental data

Net assets, end of period (in millions)	$25	$26	$27	$18	$17
Ratios (as a percentage of average net assets):
Expenses before reductions	2.02	1.98	2.17	2.49[6]	2.19
Expenses net of fee waivers and credits	2.02	1.98	2.17	2.43[6]	2.19
Net investment loss	(1.49)	(1.50)	(1.81)	(2.01)	(1.67)[2]
Portfolio turnover (%)	73	110	79[7]	103	58

1 Based on the average daily shares outstanding.
2 Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund, which amounted to $0.06 and 0.35%, respectively.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
5 The Fund’s total return includes a reimbursement from the adviser due to an investment violation, which impacted the net realized gain (loss) by $0.03 per share, otherwise the total return would have been lower.
6 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.
7 Excludes merger activity.

See notes to financial statements	Annual report | Small Cap Equity Fund	21

CLASS I SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08

Per share operating performance

Net asset value, beginning of period	$24.01	$22.71	$17.16	$13.16	$25.57
Net investment loss[1]	(0.10)	(0.13)	(0.11)	(0.07)	(0.12)[2]
Net realized and unrealized gain (loss)
on investments	2.92	1.69	5.66	4.07	(12.29)
Total from investment operations	2.82	1.56	5.55	4.00	(12.41)
Less distributions
From net investment income	(0.54)	(0.26)	—	—	—
Net asset value, end of period	$26.29	$24.01	$22.71	$17.16	$13.16
Total return (%)[3]	12.08	6.80[4]	32.34	30.40	(48.53)

Ratios and supplemental data

Net assets, end of period (in millions)	$17	$15	$11	$8	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	0.92	0.87	0.90	0.91[5]	0.84
Expenses net of fee waivers and credits	0.92	0.87	0.90	0.91[5]	0.84
Net investment loss	(0.39)	(0.50)	(0.53)	(0.49)	(0.57)[2]
Portfolio turnover (%)	73	110	79[6]	103	58

1 Based on the average daily shares outstanding.
2 Net investment loss per share and ratio of net investment loss to average net assets reflects a special dividend received by the Fund, which amounted to $0.07 and 0.35%, respectively.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 The Fund’s total return includes a reimbursement from the adviser due to an investment violation, which impacted the net realized gain (loss) by $0.03 per share, otherwise the total return would have been lower.
5 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.
6 Excludes merger activity.

CLASS R6 SHARES Period ended	10-31-12	10-31-11[1]

Per share operating performance

Net asset value, beginning of period	$24.01	$24.06
Net investment loss[2]	(0.08)	(0.03)
Net realized and unrealized gain (loss) on investments	2.92	(0.02)
Total from investment operations	2.84	(0.05)
Less distributions
From net investment income	(0.53)	—
Net asset value, end of period	$26.32	$24.01
Total return (%)[3]	12.19	(0.21)[4]

Ratios and supplemental data

Net assets, end of period (in millions)	—[5]	—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	0.91[6]
Expenses net of fee waivers and credits	0.85	0.89[6]
Net investment loss	(0.31)	(0.74)[6]
Portfolio turnover (%)	73	110[3,7]

1 The inception date for class R6 shares is 9-1-11.
2 Based on the average daily shares outstanding.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Not annualized.
5 Less than $500,000.
6 Annualized.
7 Portfolio turnover is shown for the period from 11-1-10 to 10-31-11.

22	Small Cap Equity Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Small Cap Equity Fund (the Fund) is a series of John Hancock Investment Trust II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek capital appreciation.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A, Class B, and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques: Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then the securities are valued using the last quoted bid or evaluated price. Investments by the Fund in open-end mutual funds, including John Hancock Collateral Investment Trust (JHCIT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where reliable market quotations are not available, are valued at fair value as determined in good faith by the Fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted.

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or

Annual report | Small Cap Equity Fund	23

trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of October 31, 2012, all investments are categorized as Level 1, except for repurchase agreements which are categorized as Level 2, under the hierarchy described above.

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The Fund may lend its securities to earn additional income. It receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The Fund will invest its collateral in JHCIT, an affiliate of the Fund, which has a floating net asset value (NAV) and invests in short term investments as part of the securities lending program, and as a result, the Fund will receive the benefit of any gains and bear any losses generated by JHCIT. Although risk of the loss of the securities lent is mitigated by holding the collateral and through securities lending provider indemnification, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value or possible loss of rights in the collateral should the borrower fail financially. The Fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Net income received from JHCIT is a component of securities lending income as recorded on the Statement of operations.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any Fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

In addition, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $100 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended October 31, 2012 were $1,751. For the year ended October 31, 2012, the Fund had no borrowings under the line of credit.

24	Small Cap Equity Fund | Annual report

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, the Fund has a capital loss carryforward of $167,457,642 available to offset future net realized capital gains as of October 31, 2012, the following table details the capital loss carryforward available as of October 31, 2012.

CAPITAL LOSS CARRYFORWARD EXPIRING AT OCTOBER 31
2015	2016	2017

$601,044	$120,422,726	$46,433,872

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2012 and October 31, 2011 was as follows:

	OCTOBER 31, 2012	OCTOBER 31, 2011

Ordinary Income	$7,700,067	$2,596,187

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2012, the components of distributable earnings on a tax basis consisted of $369,472 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Annual report | Small Cap Equity Fund	25

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to passive foreign investment companies and wash sale loss deferrals.

New accounting pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. ASU 2011-11 may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objective. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Options. There are two types of options, a put option and a call option. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities.

When the Fund purchases an option, the premium paid by the Fund is included in the portfolio of investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the Fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the Fund.

26	Small Cap Equity Fund | Annual report

During the year ended October 31, 2012, the Fund wrote option contracts to gain exposure to certain securities. The following tables summarize the Fund’s written options activities during the year ended October 31, 2012.

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED

Outstanding, beginning of period	7,436	289,998
Options written	—	—
Option closed	(3,469)	(135,288)
Options exercised	(1,609)	(62,756)
Options expired	(2,358)	(91,954)
Outstanding, end of period	—	—

There were no open written options contracts for the year ending October 31, 2012.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2012:

RISK	STATEMENT OF OPERATIONS LOCATION	WRITTEN OPTIONS

Equity contracts	Net realized gain (loss)	$171,738

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2012:

RISK	STATEMENT OF OPERATIONS LOCATION	WRITTEN OPTIONS

Equity contracts	Change in unrealized appreciation (depreciation)	($56,296)

Note 4 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust including the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: (a) 0.700% of the first $1,000,000,000 of the Fund’s average daily net assets; and (b) 0.685% of the Fund’s average daily net assets in excess of $1,000,000,000. The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

Annual report | Small Cap Equity Fund	27

The Adviser has contractually agreed to waive all or a portion of its management fee and/or reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 0.89% for Class R6 shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses. The current expense limitation agreement expires on February 28, 2013, unless renewed by mutual agreement of the Fund and the Adviser based upon a determination that this is appropriate under the circumstances at the time. Prior to March 1, 2012, the fee waivers and/or reimbursements were such that these expenses would not exceed 1.64%, 2.34%, 2.34% and 1.09% for Class A, Class B, Class C and Class I shares, respectively, and the fee waivers and/or reimbursements for the remainder of the share classes above were unchanged. Accordingly, there were no fee waivers and/or expense reimbursements for any of the classes for the year ended October 31, 2012.

The investment management fees incurred for the year ended October 31, 2012 were equivalent to a net annual effective rate of 0.70% of the Fund’s average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2012 amounted to an annual rate of 0.02% of the Fund’s average daily net assets.

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund pays the following contractual rates of distribution fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

CLASS	12b–1 FEE

Class A	0.30%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $90,859 for the year ended October 31, 2012. Of this amount, $12,075 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $65,263 was paid as sales commissions to broker-dealers and $13,521 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Adviser.

Class B and Class C shares are subject to contingent deferred sales charges (CDSCs). Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC on the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2012, CDSCs received by the Distributor amounted to $34,895 and $1,001 for Class B and Class C shares, respectively.

28	Small Cap Equity Fund | Annual report

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2012 were:

	DISTRIBUTION	TRANSFER
CLASS	AND SERVICE FEES	AGENT FEES

Class A	$1,061,619	$702,841
Class B	225,825	44,926
Class C	263,488	52,328
Class I	—	17,933
Class R6	—	33
Total	$1,550,932	$818,061

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. The John Hancock Group of Funds Deferred Compensation Plan (the Plan) was in effect on October 31, 2012 but since then has been terminated. Under the Plan, deferred amounts were invested in various John Hancock funds. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities.

Note 6 — Fund share transactions

Transactions in Fund shares for the years ended October 31, 2012 and 2011 were as follows:

	Year ended 10-31-12		Year ended 10-31-11[1]
	Shares	Amount	Shares	Amount
Class A shares

Sold	1,092,504	$26,393,786	2,755,117	$68,642,944
Distributions reinvested	273,963	5,887,461	88,463	2,104,544
Repurchased	(3,136,953)	(76,060,209)	(4,348,640)	(107,751,285)

Net decrease	(1,770,486)	($43,778,962)	(1,505,060)	($37,003,797)

Class B shares

Sold	79,571	$1,755,114	147,085	$3,311,410
Distributions reinvested	14,913	290,961	489	10,577
Repurchased	(368,857)	(8,101,100)	(545,249)	(12,142,351)

Net decrease	(274,373)	($6,055,025)	(397,675)	($8,820,364)

Annual report | Small Cap Equity Fund	29

	Year ended 10-31-12		Year ended 10-31-11[1]
	Shares	Amount	Shares	Amount
Class C shares

Sold	72,853	$1,614,336	179,242	$4,161,058
Distributions reinvested	14,251	278,176	591	12,804
Repurchased	(256,128)	(5,634,199)	(298,966)	(6,573,392)

Net decrease	(169,024)	($3,741,687)	(119,133)	($2,399,530)

Class I shares

Sold	161,861	$4,215,283	885,451	$23,580,847
Distributions reinvested	13,703	311,608	5,180	130,287
Repurchased	(187,387)	(4,800,602)	(734,928)	(18,273,662)

Net increase (decrease)	(11,823)	($273,711)	155,703	$5,437,472

Class R6 shares

Sold	—	—	4,156	$100,000

Net increase	—	—	4,156	$100,000

Net decrease	(2,225,706)	($53,849,385)	(1,862,009)	($42,686,219)

Affiliates of the Fund owned 100% of shares of beneficial interest of Class R6 on October 31, 2012.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $298,831,463 and $354,430,205, respectively, for the year ended October 31, 2012.

Note 8 — Transactions in securities of affiliated issuers

Affiliated issuers, as defined by the 1940 Act, are those in which Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund’s transactions in the securities of these issuers during the year ended October 31, 2012, is set forth below:

	BEGINNING	ENDING
	SHARE	SHARE	REALIZED	DIVIDEND	ENDING
AFFILIATE	AMOUNT	AMOUNT	GAIN (LOSS)	INCOME	VALUE

KVH Industries, Inc.
Bought: 46,949
Sold: 235,444	1,297,725	1,109,230	(1,119,854)	—	$15,329,559

30	Small Cap Equity Fund | Annual report

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust II and
the Shareholders of John Hancock Small Cap Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Small Cap Equity Fund (the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 21, 2012

Annual report | Small Cap Equity Fund	31

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2012.

The Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2012 Form 1099-DIV in early 2013. This will reflect the tax character of all distributions paid in calendar year 2012.

In prior years, certain dividends paid by the Fund were generally taxed to individuals at a rate of 15%. For tax years beginning after December 31, 2012, such favorable treatment of dividend income is scheduled to expire as are certain other favorable tax provisions. As a result, absent congressional action, the maximum tax rate on dividend income will increase from 15% to 39.6%. Congress is considering various tax law changes that could alter these changes in tax rates or that could otherwise affect the Fund or its shareholders.

32	Small Cap Equity Fund | Annual report

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the Board, the members of which are referred to as Trustees) of John Hancock Small Cap Equity Fund (the Fund), a series of John Hancock Investment Trust II (the Trust), met in-person on May 6–8 and June 3–5, 2012 to consider the approval of the Fund’s investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreement (the Subadvisory Agreement) among the Adviser, Manulife Asset Management (US) LLC (the Subadviser) and the Trust on behalf of the Fund. The Advisory Agreement and the Subadvisory Agreement are referred to as the Agreements.

Activities and composition of the Board

On June 3–5, 2012, the Board consisted of nine individuals, seven of whom were Independent Trustees. Independent Trustees are generally those individuals who are not employed by or have any significant business or professional relationship with the Adviser or the Subadviser. The Trustees are responsible for the oversight of operations of the Fund and perform various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the 1940 Act). The Independent Trustees have independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairman. On June 3–5, 2012, the Board had four standing committees that were composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts & Operations Committee. Additionally, on June 3–5, 2012, Investment Performance Committees A and B were standing committees of the Board composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee B was responsible for overseeing and monitoring matters relating to the investment performance of the Fund. The Board also designated an Independent Trustee as Vice Chairman to serve in the absence of the Chairman. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Under the 1940 Act, the Board is required to consider the continuation of the Agreements each year. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. The Board reviews reports of the Adviser at least quarterly, which include Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadviser to the Fund and its shareholders.

Prior to the May 6–8, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information compiled and prepared by Lipper, a Thomson Reuters company (Lipper), on Fund fees and expenses, and the investment performance of the Fund. This Fund information is assembled in a format that permits comparison with similar information from a Category and a subset of the Category referred to as the Expense Group, each as determined by Lipper, and with the Fund’s benchmark index. The Category includes all funds that invest similarly to the way the Fund invests. The Expense Group represents funds of similar size, excluding passively managed funds and funds-of-funds. The Fund’s benchmark index is an unmanaged index of securities that is provided as a basis for comparison with the Fund’s performance. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser or Subadviser or their affiliates that result from being the Adviser or Subadviser to the Fund; (b) a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients, such as

Annual report | Small Cap Equity Fund	33

institutional clients and other investment companies, having similar investment mandates, as well as the performance of those other clients and a comparison of the services provided to those other clients and the services provided to the Fund; (c) the impact of economies of scale; (d) a summary of aggregate amounts paid by the Fund to the Adviser; and (e) sales and redemption data regarding the Fund’s shares.

At an in-person meeting held on May 6–8, 2012, the Board reviewed materials relevant to its consideration of the Agreements. As a result of the discussions that occurred during the May 6–8, 2012 meeting, the Board asked the Adviser for additional information on certain matters. The Adviser provided the additional information and the Board also considered this information as part of its consideration of the Agreements.

At an in-person meeting held on June 3–5, 2012, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement and the Subadvisory Agreement, each for an additional one-year term. The Board considered what it believed were key relevant factors that are described under separate headings presented below.

The Board also considered other matters important to the approval process, such as payments made to and by the Adviser or its affiliates relating to the distribution of Fund shares and other services. The Board reviewed services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadviser and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review.

Nature, extent and quality of services

The Board reviewed the nature, extent and quality of services provided by the Adviser and the Subadviser, including the investment advisory services and the resulting performance of the Fund.

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Subadviser responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered the Subadviser’s history and experience providing investment services to the Fund. The Board considered the Adviser’s investment manager analytical capabilities, market and economic knowledge and execution of its Subadviser oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadviser’s compliance departments.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund by the Adviser under a separate agreement. The Board noted that the Adviser and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and its affiliate’s transfer agency operations and considered the

34	Small Cap Equity Fund | Annual report

Adviser’s and its affiliates’ policies and procedures for assuring compliance with applicable laws and regulations.

The Board also received information about the nature, extent and quality of services provided by and fee rates charged by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients having similar investment mandates, the services provided to those other clients as compared to the services provided to the Fund, the performance of those other clients as compared to the performance by the Fund and other factors relating to those other clients. The Board considered the significant differences between the Adviser’s and Subadviser’s services to the Fund and the services they provide to other clients. For other clients that are not mutual funds, the differences in services relate to the greater share purchase and redemption activity in a mutual fund, the generally higher turnover of mutual fund portfolio holdings, the more burdensome regulatory and legal obligations of mutual funds and the higher marketing costs for mutual funds. When compared to all clients including mutual funds, the Adviser has greater oversight and supervisory responsibility for the Fund and undertakes greater entrepreneurial risk as the sponsor of the Fund.

Fund performance

The Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also examined materials discussing Fund performance and the Fund’s investment objective, strategies and outlook. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by the Adviser, which analyzed various factors that may affect the Lipper rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Lipper Category as well as its benchmark index (see chart below). The Board was provided with a description of the methodology used by Lipper to select the funds in the Category. The Board also considered updated performance information provided by the Adviser at its May and June 2012 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years.

Set forth below is the performance of the Fund over certain time periods ended December 31, 2011 and that of its Category average and benchmark index over the same periods:

	1 YEAR	3 YEAR	5 YEAR	10 YEAR

Small Cap Equity Fund Class A Shares	–7.63%	22.07%	0.54%	1.06%
Small-Cap Growth Category Average	–3.32%	19.14%	1.52%	4.30%
Russell 2000 Growth TR Index	–2.91%	19.00%	2.09%	4.48%

The Board noted that the Fund had underperformed its Category’s average performance and its benchmark index’s performance over all periods shown, other than the three-year period over which it had outperformed its Category’s average performance and its benchmark index’s performance. The Board concluded that the steps the Adviser and Subadviser were taking to address the Fund’s underperformance had not yet resulted in outperformance and that the Board would continue to monitor Fund performance improvement over time.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Expense Group. The Board also received information about the investment subadvisory fee rate payable by the Adviser to the Subadviser for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadviser to other clients with similar investment mandates, including other registered investment companies, institutional investors and separate accounts.

Annual report | Small Cap Equity Fund	35

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Expense Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and, if different, the Fund’s total operating expense ratio after taking into account any fee waiver or expense waiver agreement by the Adviser (Net Expense Ratio). The Board considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Expense Group median.

The Board noted that the Fund’s advisory fee ratio was six basis points below the Expense Group median advisory fee ratio. The Board noted the following information about the Fund’s Gross and Net Expense Ratios for Class A shares contained in the Fund’s 2011 financial statements in relation with the Fund’s Expense Group median provided by Lipper in April 2012:

	FUND — CLASS A	EXPENSE GROUP MEDIAN

Advisory Fee Ratio	0.70%	0.76%
Gross Expense Ratio	1.28%	1.40%
Net Expense Ratio	1.28%	1.37%

The Board received and reviewed statements relating to the Adviser’s financial condition and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services under the Advisory Agreement, as well as from other relationships between the Fund and the Adviser and its affiliates. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the year ended December 31, 2010. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products.

The Board also considered a comparison of the Adviser’s profitability to that of a limited number of other investment advisers whose profitability information is publicly available. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is limited.

The Board considered limited profitability information with respect to the Subadviser, which is affiliated with the Adviser. In addition, as noted above, the Board considered basic assumptions and methodology for allocating expenses in the Subadviser’s profitability analysis.

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase. Possible changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale (e.g., through the use of breakpoints in the advisory fee at higher asset levels) are periodically discussed. The Board also considered the Adviser’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the Fund.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. To ensure that any

36	Small Cap Equity Fund | Annual report

economies are reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the contractual advisory fee rate.

Other benefits to the Adviser and the Subadviser

The Board understands that the Adviser, the Subadviser or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadviser may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Board determination

The Board unanimously approved the continuation of the Advisory Agreement and the Subadvisory Agreement each for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board was satisfied that the terms of the Agreements, including the advisory and subadvisory fee rates, were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or any group of factors as all-important or controlling, but considered all factors together. Different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by independent legal counsel in making this determination. The Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years and on their ongoing regular review of Fund performance and operations throughout the year.

Annual report | Small Cap Equity Fund	37

Special Shareholder Meeting

On November 15, 2012, a Special Meeting of the Shareholders of John Hancock Investment Trust II and each of its series, including John Hancock Small Cap Equity Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on the following proposal:

Proposal: Election of thirteen (13) Trustees as members of the Board of Trustees of John Hancock Investment Trust II.

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
Charles L. Bardelis	54,745,183.57	2,002,345.39
Peter S. Burgess	54,795,739.28	1,951,789.68
William H. Cunningham	54,760,497.21	1,987,031.75
Grace K. Fey	54,825,835.30	1,921,693.66
Theron S. Hoffman	54,782,139.05	1,965,389.90
Deborah C. Jackson	54,811,686.18	1,935,842.78
Hassell H. McClellan	54,777,586.20	1,969,942.76
James M. Oates	54,797,429.66	1,950,099.30
Steven R. Pruchansky	54,779,132.96	1,968,396.00
Gregory A. Russo	54,987,161.24	1,760,367.72
Non-Independent Trustees
James R. Boyle	54,891,470.37	1,856,058.59
Craig Bromley	54,874,409.37	1,873,119.59
Warren A. Thomson	54,894,322.12	1,853,206.84

38	Small Cap Equity Fund | Annual report

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund as of December 1, 2012. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James M. Oates,[2] Born: 1946	2012	240

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairman of the Board, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III
(2005–2006); Trustee (since 2004) and Chairman of the Board (since 2005), John Hancock Variable
Insurance Trust; Trustee and Chairman of the Board (since 2005), John Hancock Funds II.

Charles L. Bardelis,[2,3] Born: 1941	2012	240

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust (since
1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2,3] Born: 1942	2012	240

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
former Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2005	240

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas
System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since
2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance);
Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000);
former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks
Acquisition Company I, Inc. (until 2007); former Advisory Director, JP Morgan Chase Bank (formerly
Texas Commerce Bank–Austin) (until 2009). Trustee, John Hancock retail funds (since 1986); Trustee,
John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Grace K. Fey,[2] Born: 1946	2012	240

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President,
Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Annual report | Small Cap Equity Fund	39

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Theron S. Hoffman,[2,3] Born: 1947	2012	240

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock retail funds (since 2012); Trustee,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	240

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan,[2] Born: 1945	2012	240

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director,
The Barnes Group (since 2010). Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock
Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2005).

Steven R. Pruchansky, Born: 1944	2005	240

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairman of the Board (2011–2012),
John Hancock retail funds; Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2012).

Gregory A. Russo, Born: 1949	2009	240

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester
County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of
Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of
Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

40	Small Cap Equity Fund | Annual report

Non-Independent Trustees[4]

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[2] Born: 1959	2012	240

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock
Investment Management Services, LLC (2005–2010). Trustee, John Hancock retail funds (since 2012 and
2005–2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	240

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife (Japan) (2005–2010), including prior positions).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	240

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation (since
2001, including prior positions); Director, Manulife Trust Company and Manulife Bank of Canada (since
2001, including prior positions); Director and Chairman, Manulife Asset Management (since 2001, including prior positions). Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Hugh McHaffie, Born: 1959		2012

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010). President (since 2012) and former Trustee (2010–2012), John Hancock retail funds; President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971		2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds (since 2007, including prior positions); Executive Vice President, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

Annual report | Small Cap Equity Fund	41

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust (since 2010 and 2007–2009, including prior positions); Treasurer, John Hancock Fund II
(since 2010, including prior positions).

John Hancock retail funds is comprised of John Hancock Funds III and 33 other John Hancock funds consisting of 23 series of other John Hancock trusts and 10 closed-end funds.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210–2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800–225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Became a Trustee of the Fund, effective December 1, 2012.

3 Member of Audit Committee.

4 Because Messrs. Bromley and Thomson are senior executives or directors and Mr. Boyle held prior positions as a senior executive or director with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

42	Small Cap Equity Fund | Annual report

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Advisers, LLC
Charles L. Bardelis*
James R. Boyle†	Subadviser
Craig Bromley†	John Hancock Asset Management a division of
Peter S. Burgess*	Manulife Asset Management (US) LLC
William H. Cunningham
Grace K. Fey	Principal distributor
Theron S. Hoffman*	John Hancock Funds, LLC
Deborah C. Jackson
Hassell H. McClellan	Custodian
Steven R. Pruchansky, Vice Chairman	State Street Bank and Trust Company
Gregory A. Russo
Warren A. Thomson†	Transfer agent
John Hancock Signature Services, Inc.
Officers
Hugh McHaffie	Legal counsel
President	K&L Gates LLP

Andrew G. Arnott	Independent registered
Executive Vice President	public accounting firm
PricewaterhouseCoopers LLP
Thomas M. Kinzler
Secretary and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-202-551-8090 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

Annual report | Small Cap Equity Fund	43

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Small Cap Equity Fund.	37A 10/12
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	12/12

MUTUAL FUNDS

John Hancock

Financial Industries Fund

Annual Report

10.31.12

A look at performance

Total returns for the period ended October 31, 2012

	Average annual total returns (%)			Cumulative total returns (%)
	with maximum sales charge			with maximum sales charge

	1-year	5-year	10-year	1-year	5-year	10-year

Class A	22.88	–6.26	2.57	22.88	–27.61	28.89

Class B	23.60	–6.25	2.52	23.60	–27.57	28.29

Class C	27.60	–5.93	2.39	27.60	–26.33	26.66

Performance figures assume all distributions have been reinvested. Public offering price (POP) figures reflect maximum sales charge on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class B and Class C shares. The returns for Class C shares have been adjusted to reflect the elimination of the front-end sales charge effective 7-15-04. The Class B shares’ CDSC declines annually between years 1 to 6 according to the following schedule: 5, 4, 3, 3, 2, 1%. No sales charge will be assessed after the sixth year. Class C shares held for less than one year are subject to a 1% CDSC.

The expense ratios of the Fund, both net (including any fee waivers or expense limitations) and gross (excluding any fee waivers or expense limitations), are set forth according to the most recent publicly available prospectus for the Fund and may differ from those disclosed in the Financial highlights tables in this report. For all classes the net expenses equal the gross expenses. The expense ratios are as follows:

	Class A	Class B	Class C
Net/Gross (%)	1.41	2.11	2.11

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, the Fund’s current performance may be higher or lower than the performance shown. For performance data current to the most recent month end, please call 1-800-225-5291 or visit the Fund’s Web site at www.jhfunds.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

See the following page for footnotes.

6	Financial Industries Fund | Annual report

		Without	With maximum
	Start date	sales charge	sales charge	Index 1	Index 2

Class B1	10-31-02	$12,829	$12,829	$19,500	$8,982

Class C1	10-31-02	12,666	12,666	19,500	8,982

Performance of the classes will vary based on the difference in sales charges paid by shareholders investing in the different classes and the fee structure of those classes.

The Class C shares investment with a maximum sales charge has been adjusted to reflect the elimination of the front-end sales charge, effective 7-15-04.

S&P 500 Financials Index is an unmanaged index of financial sector stocks in the S&P 500 Index.

S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect sales charges or direct expenses, which would have resulted in lower values if they did.

Footnotes related to performance pages

1 No contingent deferred sales charge is applicable.

Annual report | Financial Industries Fund	7

Management’s discussion of
Fund performance

By John Hancock Asset Management a division of
Manulife Asset Management (US) LLC

U.S. stocks produced double-digit gains during the 12 months ended October 31, 2012, although performance was volatile. Worries about a global economic slowdown and the ongoing European sovereign debt crisis meant there were periods of sharp declines in U.S. equity markets. But coordinated action by the U.S. Federal Reserve and European Central Bank provided optimism that the worst economic and political outcomes would be avoided, buoying financial markets. In that environment, financial shares were among the best performing segments of the U.S. stock market. Banks in particular benefited from greater stability in the housing market and improving economic and credit conditions generally. Large, diversified financial services firms also generally enjoyed solid gains, while real estate and insurance stocks rose, but less than the Fund’s benchmark, the S&P 500 Financials Index, which returned 20.17% for the period.

For the 12 months ended October 31, 2012, John Hancock Financial Industries Fund’s Class A shares had a total return of 29.38%, excluding sales charges. By comparison, the average financial fund tracked by Morningstar, Inc. returned 17.67%. An overweight position and stock choices among regional banks were key sources of strength. Stock selection among diversified financial services and real estate firms also helped, while performance relative to the benchmark benefited from an underweight position in insurance companies. One key group of contributors was smaller, regional lenders that we purchased over the last several years, when many of these stocks were trading below their tangible book value (an important measure of a business’s worth). The healthier housing market also helped the stock of a number of companies in the Fund.

In a period of such strong performance, very few positions held actually produced negative absolute returns. One notable detractor was the stock of lodging REIT DiamondRock Hospitality Company, hurt by worry about exposure to corporate travel budgets, which investors thought might be cut in the uncertain economic environment.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events, and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole. Because the Fund focuses on one sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors. International investing involves special risks such as political, economic and currency risks and differences in accounting standards and financial reporting.

8	Financial Industries Fund | Annual report

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the Fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the Fund, you incur two types of costs:

▪ Transaction costs which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.

▪ Ongoing operating expenses including management fees, distribution and service fees (if applicable), and other fund expenses.

We are going to present only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the Fund’s actual ongoing operating expenses, and is based on the Fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2012 with the same investment held until October 31, 2012.

	Account value	Ending value	Expenses paid during
	on 5-1-12	on 10-31-12	period ended 10-31-12[1]

Class A	$1,000.00	$1,087.40	$7.45

Class B	1,000.00	1,084.00	11.11

Class C	1,000.00	1,084.00	11.11

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2012, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Annual report | Financial Industries Fund	9

Your expenses

Hypothetical example for comparison purposes

This table allows you to compare the Fund’s ongoing operating expenses with those of any other fund. It provides an example of the Fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the Fund’s actual return). It assumes an account value of $1,000.00 on May 1, 2012, with the same investment held until October 31, 2012. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses.

	Account value	Ending value	Expenses paid during
	on 5-1-12	on 10-31-12	period ended 10-31-12[1]

Class A	$1,000.00	$1,018.00	$7.20

Class B	1,000.00	1,014.50	10.74

Class C	1,000.00	1,014.50	10.74

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1 Expenses are equal to the Fund’s annualized expense ratio of 1.42%, 2.12% and 2.12% for Class A, Class B and Class C shares, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

10	Financial Industries Fund | Annual report

Portfolio summary

Top 10 Holdings (34.0% of Net Assets on 10-31-12)[1,2]

U.S. Bancorp	4.3%	Bank of America Corp.	3.2%

JPMorgan Chase & Company	4.0%	Nationstar Mortgage Holdings, Inc.	3.2%

Wells Fargo & Company	3.7%	Simon Property Group, Inc.	2.9%

American Capital, Ltd.	3.6%	Zions Bancorporation	2.9%

Ameriprise Financial, Inc.	3.3%	The Blackstone Group LP	2.9%

Sector Composition[1,3]

Commercial Banks	34.8%	Consumer Finance	4.0%

Capital Markets	22.1%	IT Services	2.6%

Diversified Financial Services	10.0%	Real Estate Management
		& Development	0.7%
Real Estate Investment Trusts	9.8%
		Short-Term Investments & Other	2.6%
Insurance	7.4%

Thrifts & Mortgage Finance	6.0%

1 As a percentage of net assets on 10-31-12.

2 Cash and cash equivalents not included.

3 Sector investing is subject to greater risks than the market as a whole. Because the Fund focuses on one sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors.

Annual report | Financial Industries Fund	11

Fund’s investments

As of 10-31-12

	Shares	Value
Common Stocks 90.7%		$245,349,477

(Cost $187,905,842)

Financials 88.1%		238,235,807

Capital Markets 19.3%

American Capital, Ltd. (I)	826,211	9,741,029

Ameriprise Financial, Inc.	151,763	8,858,406

Apollo Global Management LLC	143,236	2,175,755

Invesco, Ltd.	189,801	4,615,960

T. Rowe Price Group, Inc.	70,649	4,587,949

The Blackstone Group LP	504,543	7,749,780

The Goldman Sachs Group, Inc.	55,594	6,804,150

Walter Investment Management Corp. (I)	157,295	7,602,067

Commercial Banks 33.1%

1st United Bancorp, Inc. (I)	241,236	1,449,828

Banco Santander Chile, ADR	49,716	1,351,781

BB&T Corp.	166,714	4,826,370

Citizens Republic Bancorp, Inc. (I)	21,646	392,658

Comerica, Inc.	43,759	1,304,456

East West Bancorp, Inc.	184,042	3,918,254

Fifth Third Bancorp	452,161	6,569,899

First California Financial Group, Inc. (I)	80,433	542,923

Glacier Bancorp, Inc.	188,692	2,736,034

Independent Bank Corp.	49,771	1,468,742

MB Financial, Inc.	28,472	576,843

PNC Financial Services Group, Inc.	42,717	2,485,702

Prosperity Bancshares, Inc.	97,235	4,070,257

Regions Financial Corp.	523,736	3,414,759

Standard Chartered PLC	69,118	1,639,603

State Bank Financial Corp.	74,447	1,129,361

Sun Bancorp, Inc. (I)	399,836	1,235,493

SunTrust Banks, Inc.	218,480	5,942,656

SVB Financial Group (I)	90,678	5,131,468

Talmer Bancorp, Inc. (I) (S)	417,381	3,074,065

U.S. Bancorp	350,423	11,637,548

UniCredit SpA (I)	392,730	1,745,832

Union First Market Bankshares Corp.	123,206	1,934,334

Wells Fargo & Company	299,840	10,101,610

12	Financial Industries Fund | Annual report	See notes to financial statements

	Shares	Value
Commercial Banks (continued)

Wilshire Bancorp, Inc. (I)	466,508	$3,036,967

Zions Bancorporation	361,204	7,755,050

Consumer Finance 4.0%

American Express Company	72,420	4,053,347

Discover Financial Services	163,621	6,708,461

Diversified Financial Services 9.2%

Bank of America Corp.	935,298	8,716,977

Citigroup, Inc.	145,121	5,426,074

JPMorgan Chase & Company	260,786	10,869,560

Insurance 6.9%

ACE, Ltd.	87,489	6,881,010

American International Group, Inc. (I)	166,093	5,801,628

Assured Guaranty, Ltd.	436,857	6,067,944

Real Estate Investment Trusts 9.5%

Campus Crest Communities, Inc.	167,473	1,857,276

Coresite Realty Corp.	67,199	1,527,433

DiamondRock Hospitality Company	149,778	1,270,117

Digital Realty Trust, Inc.	77,826	4,780,851

FelCor Lodging Trust, Inc. (I)	355,366	1,563,610

General Growth Properties, Inc.	128,097	2,518,387

Select Income REIT	65,096	1,608,522

Simon Property Group, Inc.	51,693	7,868,192

Spirit Realty Capital, Inc. (I)	112,981	1,846,110

WP Carey, Inc.	14,387	786,969

Real Estate Management & Development 0.7%

Altus Group, Ltd.	217,565	1,781,909

Thrifts & Mortgage Finance 5.4%

First Defiance Financial Corp.	45,361	802,890

First Financial Holdings, Inc.	45,140	636,474

Flushing Financial Corp.	130,219	2,024,905

HomeStreet, Inc. (I)	59,371	2,658,633

Nationstar Mortgage Holdings, Inc. (I)	237,225	8,570,939

Information Technology 2.6%		7,113,670

IT Services 2.6%

Visa, Inc., Class A	51,266	7,113,670

Preferred Securities 3.0%		$8,104,114

(Cost $7,897,390)

Financials 3.0%		8,104,114

Capital Markets 1.1%

Hercules Technology Growth Capital Inc,
7.000%	121,175	3,057,810

See notes to financial statements	Annual report | Financial Industries Fund	13

			Shares	Value
Commercial Banks 1.2%

Royal Bank of Scotland Group PLC, 7.250%,
Ser T			80,100	$1,902,375

Yadkin Valley Financial Corp.
(12.000% to 3-31-13, then 15.000% thereafter)			1,226	1,191,943

Insurance 0.4%

Maiden Holdings Ltd., 8.250%			40,000	1,037,200

Real Estate Investment Trusts 0.3%

FelCor Lodging Trust, Inc., 8.000%			32,798	808,471

FelCor Lodging Trust, Inc., Series A, 1.950%			4,280	106,315

		Maturity
	Rate (%)	date	Par value	Value
Corporate Bonds 1.1%				$3,092,938

(Cost $2,900,000)

Financials 1.1%				3,092,938

Diversified Financial Services 0.5%

Citigroup, Inc. (5.950% to 1-30-23, then
3 month LIBOR + 4.069%)	5.950	12-29-49	$1,500,000	1,545,938

Thrifts & Mortgage Finance 0.6%

Nationstar Mortgage LLC (S)	9.625	05-01-19	1,400,000	1,547,000

			Shares	Value
Investment Companies 1.8%				$4,761,750

(Cost $3,814,751)

Financials 1.8%				4,761,750

AP Alternative Assets LP			323,459	4,761,750

Warrants 0.7%				$2,030,431

(Cost $3,707,526)

Citigroup, Inc. (Expiration Date: 1-4-19, Strike Price: $106.10) (I)			1,027,125	406,742

Comerica, Inc. (Expiration Date: 11-14-18, Strike Price: $29.40) (I)			223,341	1,623,689

Purchased Options 0.1%				$161,000

(Cost $152,000)

Financials 0.1%				161,000

Exchange Traded Put Option on Assured Guaranty, Ltd.
(Expiration Date: 12-22-12; Strike Price: $14) (I)			100,000	161,000

14	Financial Industries Fund | Annual report	See notes to financial statements

		Maturity
	Yield* (%)	date	Par value	Value
Short-Term Investments 2.6%				$7,000,000

(Cost $7,000,000)

U.S. Government Agency 1.9%				5,000,000

Federal Home Loan Discount Notes	0.050	11-1-12	5,000,000	5,000,000

Repurchase Agreement 0.7%				2,000,000

Repurchase Agreement with State Street Corp. dated 10-31-12 at
0.010% to be repurchased at $2,000,001 on 11-1-12, collateralized by $1,495,000 United States Treasury Bond, 4.625% due 2-15-40
(valued at $2,046,500, including interest)			2,000,000	2,000,000

Total investments (Cost $213,377,509)† 100.0%				$270,499,710

Other assets and liabilities, net 0.0%				($39,341)

Total net assets 100.0%				$270,460,369

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

ADR American Depositary Receipts

(I) Non-income producing security.

(S) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.

* Yield represents the annualized yield at the date of purchase.

† At October 31, 2012, the aggregate cost of investment securities for federal income tax purposes was $215,121,547. Net unrealized appreciation aggregated $55,378,163, of which $60,381,385 related to appreciated investment securities and $5,003,222 related to depreciated investment securities.

See notes to financial statements	Annual report | Financial Industries Fund	15

F I N A N C I A L   S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-12

This Statement of assets and liabilities is the Fund’s balance sheet. It shows the value of what the Fund owns, is due and owes. You’ll also find the net asset value and the maximum offering price per share.

Assets

Investments, at value (Cost $213,377,509)	$270,499,710
Cash	350,615
Foreign currency, at value (Cost $267,638)	262,741
Receivable for investments sold	349,974
Receivable for fund shares sold	106,163
Dividends and interest receivable	176,462
Other receivables and prepaid expenses	70,225

Total assets	271,815,890

Liabilities

Payable for investments purchased	25,825
Payable for fund shares repurchased	380,981
Written options, at value (Premiums received $539,624)	685,000
Payable to affiliates
Accounting and legal services fees	13,416
Transfer agent fees	43,852
Distribution and service fees	74,544
Trustees’ fees	49,333
Other liabilities and accrued expenses	82,570

Total liabilities	1,355,521

Net assets

Paid-in capital	$284,977,470
Undistributed net investment income	219,683
Accumulated net realized gain (loss) on investments, written options and
foreign currency transactions	(71,708,712)
Net unrealized appreciation (depreciation) on investments, written options
and translation of assets and liabilities in foreign currencies	56,971,928

Net assets	$270,460,369

Net asset value per share

Class A ($244,076,874 ÷ 20,645,469 shares)	$11.82
Class B ($11,657,688 ÷ 1,063,015 shares)[1]	$10.97
Class C ($14,725,807 ÷ 1,342,511 shares)[1]	$10.97

Maximum offering price per share

Class A (net asset value per share ÷ 95%)[2]	$12.44

1 Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

2 On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

16	Financial Industries Fund | Annual report	See notes to financial statements

F I N A N C I A L   S T A T E M E N T S

Statement of operations For the year ended 10-31-12

This Statement of operations summarizes the Fund’s investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Investment income

Dividends	$4,816,594
Interest	156,169
Less foreign taxes withheld	(30,331)

Total investment income	4,942,432

Expenses

Investment management fees	1,980,690
Distribution and service fees	896,824
Accounting and legal services fees	62,401
Transfer agent fees	489,672
Trustees’ fees	13,838
State registration fees	51,150
Printing and postage	48,672
Professional fees	51,184
Custodian fees	23,472
Registration and filing fees	25,738
Other	21,062

Total expenses	3,664,703

Net investment income	1,277,729

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	11,154,640
Written options	204,370
Foreign currency transactions	10,385

11,369,395
Change in net unrealized appreciation (depreciation) of
Investments	51,215,524
Written options	(145,376)
Translation of assets and liabilities in foreign currencies	(10,215)

51,059,933

Net realized and unrealized gain	62,429,328

Increase in net assets from operations	$63,707,057

See notes to financial statements	Annual report | Financial Industries Fund	17

F I N A N C I A L   S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the Fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Fund share transactions.

	Year	Year
	ended	ended
	10-31-12	10-31-11
Increase (decrease) in net assets

From operations
Net investment income	$1,277,729	$1,496,173
Net realized gain	11,369,395	9,889,333
Change in net unrealized appreciation (depreciation)	51,059,933	(22,473,988)

Increase (decrease) in net assets resulting from operations	63,707,057	(11,088,482)

Distributions to shareholders
From net investment income
Class A	(2,558,857)	(382,037)
Class B	(58,349)	—
Class C	(51,126)	—
Class I	(103)	(30)

Total distributions	(2,668,435)	(382,067)

From Fund share transactions	(18,138,378)	(50,721,464)

Total increase (decrease)	42,900,244	(62,192,013)

Net assets

Beginning of year	227,560,125	289,752,138

End of year	$270,460,369	$227,560,125

Undistributed net investment income	$219,683	$2,417,868

18	Financial Industries Fund | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the Fund’s net asset value for a share has changed during the period.

CLASS A SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08

Per share operating performance

Net asset value, beginning of period	$9.26	$9.79	$9.24	$8.78	$20.21
Net investment income (loss)[1]	0.06	0.06	(0.02)	0.05	0.11
Net realized and unrealized gain (loss)
on investments	2.62	(0.58)	0.61	0.53	(7.62)
Total from investment operations	2.68	(0.52)	0.59	0.58	(7.51)
Less distributions
From net investment income	(0.12)	(0.01)	(0.04)	(0.12)	(0.09)
From net realized gain	—	—	—	—	(3.83)
Total distributions	(0.12)	(0.01)	(0.04)	(0.12)	(3.92)
Net asset value, end of period	$11.82	$9.26	$9.79	$9.24	$8.78
Total return (%)[2,3]	29.38	(5.28)	6.39	7.02	(45.40)

Ratios and supplemental data

Net assets, end of period (in millions)	$244	$207	$262	$278	$296
Ratios (as a percentage of average net assets):
Expenses before reductions	1.42	1.40	1.49	1.72[4]	1.51
Expenses including reductions and
amounts recaptured	1.42	1.40	1.49	1.46[4]	1.39
Expenses net of fee waivers and credits	1.42	1.40	1.49	1.46[4]	1.38
Net investment income (loss)	0.56	0.60	(0.23)	0.59	0.88
Portfolio turnover (%)	28	50	41	48	52

1 Based on the average daily shares outstanding.
2 Does not reflect the effect of sales charges, if any.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.

See notes to financial statements	Annual report | Financial Industries Fund	19

CLASS B SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08

Per share operating performance

Net asset value, beginning of period	$8.58	$9.12	$8.64	$8.18	$19.11
Net investment income (loss)[1]	(0.01)	(0.01)	(0.08)	—[2]	0.02
Net realized and unrealized gain (loss)
on investments	2.45	(0.53)	0.56	0.50	(7.12)
Total from investment operations	2.44	(0.54)	0.48	0.50	(7.10)
Less distributions
From net investment income	(0.05)	—	—	(0.04)	—
From net realized gain	—	—	—	—	(3.83)
Total distributions	(0.05)	—	—	(0.04)	(3.83)
Net asset value, end of period	$10.97	$8.58	$9.12	$8.64	$8.18
Total return (%)[3,4]	28.60	(5.92)	5.56	6.23	(45.76)

Ratios and supplemental data

Net assets, end of period (in millions)	$12	$11	$16	$21	$30
Ratios (as a percentage of average net assets):
Expenses before reductions	2.12	2.10	2.19	2.42[5]	2.21
Expenses net of fee waivers	2.12	2.10	2.19	2.16[5]	2.09
Expenses net of fee waivers and credits	2.12	2.10	2.19	2.16[5]	2.08
Net investment income (loss)	(0.14)	(0.09)	(0.91)	(0.06)	0.19
Portfolio turnover (%)	28	50	41	48	52

1 Based on the average daily shares outstanding.
2 Less than $0.005 per share.
3 Does not reflect the effect of sales charges, if any.
4 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
5 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.

CLASS C SHARES Period ended	10-31-12	10-31-11	10-31-10	10-31-09	10-31-08

Per share operating performance

Net asset value, beginning of period	$8.58	$9.13	$8.64	$8.17	$19.09
Net investment income (loss)[1]	(0.01)	(0.01)	(0.09)	(0.01)	0.02
Net realized and unrealized gain (loss)
on investments	2.45	(0.54)	0.58	0.52	(7.11)
Total from investment operations	2.44	(0.55)	0.49	0.51	(7.09)
Less distributions
From net investment income	(0.05)	—	—	(0.04)	—
From net realized gain	—	—	—	—	(3.83)
Total distributions	(0.05)	—	—	(0.04)	(3.83)
Net asset value, end of period	$10.97	$8.58	$9.13	$8.64	$8.17
Total return (%)[2,3]	28.60	(6.02)	5.67	6.36	(45.76)

Ratios and supplemental data

Net assets, end of period (in millions)	$15	$10	$12	$15	$14
Ratios (as a percentage of average net assets):
Expenses before reductions	2.12	2.10	2.19	2.41[4]	2.21
Expenses net of fee waivers	2.12	2.10	2.19	2.16[4]	2.09
Expenses net of fee waivers and credits	2.12	2.10	2.19	2.16[4]	2.08
Net investment income (loss)	(0.15)	(0.10)	(0.93)	(0.14)	0.17
Portfolio turnover (%)	28	50	41	48	52

1 Based on the average daily shares outstanding.
2 Does not reflect the effect of sales charges, if any.
3 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
4 Includes the impact of proxy expenses, which amounted to 0.03% of average net assets.

20	Financial Industries Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Financial Industries Fund (the Fund) is a series of John Hancock Investment Trust II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the Fund is to seek capital appreciation.

The Fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A, Class B and Class C shares are offered to all investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ. Class B shares convert to Class A shares eight years after purchase.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In order to value the securities, the Fund uses the following valuation techniques: Equity securities held by the Fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, then the securities are valued using the last quoted bid or evaluated price. Investments by the Funds in open-end management investment companies are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Options listed on an exchange are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities are valued at amortized cost. Other portfolio securities and assets, where reliable market quotations are not available, are valued at fair value as determined in good faith by the Fund’s Pricing Committee following procedures established by the Board of Trustees, which include price verification procedures. The frequency with which these fair valuation procedures are used cannot be predicted.

The Fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from

Annual report | Financial Industries Fund	21

independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the Fund’s investments as of October 31, 2012, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 10-31-12	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks
Capital Markets	$52,135,096	$52,135,096	—	—
Commercial Banks	89,472,493	83,012,993	$3,385,435	$3,074,065
Consumer Finance	10,761,808	10,761,808	—	—
Diversified Financial
Services	25,012,611	25,012,611	—	—
Insurance	18,750,582	18,750,582	—	—
Real Estate Investment
Trusts	25,627,467	25,627,467	—	—
Real Estate Management
& Development	1,781,909	1,781,909	—	—
Thrifts & Mortgage
Finance	14,693,841	14,693,841	—	—
IT Services	7,113,670	7,113,670	—	—
Preferred Securities
Capital Markets	3,057,810	3,057,810	—	—
Commercial Banks	3,094,318	1,902,375	1,191,943	—
Insurance	1,037,200	1,037,200	—	—
Real Estate Investment
Trusts	914,786	914,786	—	—
Corporate Bonds
Diversified Financial
Services	1,545,938	—	1,545,938	—
Thrifts & Mortgage
Finance	1,547,000	—	1,547,000	—
Investment Companies	4,761,750	—	4,761,750	—
Warrants	2,030,431	2,030,431	—	—
Options Purchased	161,000	161,000	—	—
Short-Term Investments	7,000,000	—	7,000,000	—

Total Investments in
Securities	$270,499,710	$247,993,579	$19,432,066	$3,074,065
Other Financial
Instruments
Written Options	($685,000)	($685,000)	—	—

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. Transfers into or out of Level 3 represent the beginning value of any security or instrument where a change in the level has occurred from the beginning to the end of the period.

22	Financial Industries Fund | Annual report

INVESTMENTS IN SECURITIES	COMMON STOCKS

Balance as of 10-31-11	$2,679,337
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	108,512
Purchases	286,216
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 10-31-12	$3,074,065
Change in unrealized at period end*	$108,512

*Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at the period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statement of operations.

Repurchase agreements. The Fund may enter into repurchase agreements. When the Fund enters into a repurchase agreement, it receives collateral which is held in a segregated account by the Fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the Fund becomes aware of the dividends. Foreign taxes are provided for based on the Fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Real estate investment trusts. The Fund may invest in real estate investment trusts (REITs) and, as a result, will estimate the components of distributions from these securities. Such estimates are revised when actual components of distributions are known. Distributions from REITs received in excess of income may be recorded as a reduction of cost of investments and/or as a realized gain.

Foreign taxes. The Fund may be subject to withholding tax on income or capital gains or repatriation taxes as imposed by certain countries in which it invests. Taxes are accrued based upon net investment income, net realized gains or net unrealized appreciation.

Line of credit. The Fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the custodian agreement, the custodian may loan money to the Fund to make properly authorized payments. The Fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any Fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Annual report | Financial Industries Fund	23

In addition, the Fund and other affiliated funds have entered into an agreement with Citibank N.A. which enables them to participate in a $100 million unsecured committed line of credit. A commitment fee, payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund on a pro rata basis and is reflected in other expenses on the Statement of operations. Commitment fees for the year ended October 31, 2012 were $1,437. For the year ended October 31, 2012, the Fund had no borrowings under the line of credit.

Expenses. Within the John Hancock Funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class, based on the net asset value of the class and the applicable specific expense rates.

Federal income taxes. The Fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, the Fund has a capital loss carryforward of $69,964,674 available to offset future net realized capital gains as of October 31, 2012, which expires as follows: October 31, 2016 — $19,534,751 and October 31, 2017 — $50,429,923.

As of October 31, 2012, the Fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The Fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2012 and October 31, 2011 was as follows: ordinary income of $2,668,435 and $382,067, respectively.

Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2012, the components of distributable earnings on a tax basis consisted of $253,583 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the

24	Financial Industries Fund | Annual report

United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the Fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to partnerships, wash sale loss deferrals and real estate investment trusts.

New accounting pronouncement. In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. ASU 2011-11 may result in additional disclosure relating to the presentation of derivatives and certain other financial instruments.

Note 3 — Derivative instruments

The Fund may invest in derivatives in order to meet its investment objective. The use of derivatives may involve risks different from, or potentially greater than, the risks associated with investing directly in securities. Specifically, the Fund is exposed to the risk that the counterparty to an over-the-counter (OTC) derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, the Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that the Fund will succeed in enforcing them.

Options. There are two types of options, a put option and a call option. Options are traded either over-the-counter or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the Fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the Fund’s exposure to such changes. Risks related to the use of options include the loss of the premium, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities.

When the Fund purchases an option, the premium paid by the Fund is included in the portfolio of investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the Fund realizes a loss equal to the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the Fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the Fund.

Annual report | Financial Industries Fund	25

During the year ended October 31, 2012, the Fund used purchased options to manage against anticipated change in securities. During the year ended October 31, 2012, the Fund held purchased options with market values ranging up to $161,000 as measured at each quarter end.

During the year ended October 31, 2012, the Fund wrote option contracts to manage against anticipated change in securities. The following tables summarize the Fund’s written options activities during the year ended October 31, 2012 and the contracts held at October 31, 2012.

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED

Outstanding, beginning of period	—	—
Options written	9,760	$907,896
Option closed	(3,560)	(147,976)
Options exercised	(900)	(119,498)
Options expired	(1,200)	(100,798)
Outstanding, end of period	4,100	$539,624

	EXERCISE	EXPIRATION	NUMBER OF
NAME OF ISSUER	PRICE	DATE	CONTRACTS	PREMIUM	VALUE

CALLS
Assured Guaranty
Ltd.	$17.00	Dec 2012	1,000	$63,335	($75,000)
Nationstar
Mortgage
Holdings Inc.	40.00	Jan 2013	1,200	255,594	(243,000)
Walter Investment
Management
Corp.	48.00	Dec 2012	900	164,696	(292,500)
Total			3,100	$483,625	($610,500)
PUTS
Assured Guaranty
Ltd.	$12.00	Dec 2012	1,000	$55,999	($74,500)
Total			1,000	$55,999	($74,500)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the Fund at October 31, 2012 by risk category:

				LIABILITY
	STATEMENT OF ASSETS	FINANCIAL INSTRUMENTS	ASSET DERIVATIVES	DERIVATIVES
RISK	AND LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Equity contracts	Investments, at value*	Purchased options	$161,000	—
Equity contracts	Payable for written	Written options	—	($685,000)
	options, at value

*Purchased options are included in the Fund’s investments.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2012:

	STATEMENT OF	INVESTMENTS
RISK	OPERATIONS LOCATION	(PURCHASED OPTIONS)	WRITTEN OPITONS

Equity contracts	Net realized gain (loss)	($350,304)	$204,370

26	Financial Industries Fund | Annual report

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2012:

	STATEMENT OF	INVESTMENTS
RISK	OPERATIONS LOCATION	(PURCHASED OPTIONS)	WRITTEN OPITONS

Equity contracts	Change in unrealized	$9,000	($145,376)
	appreciation (depreciation)

Note 4 — Guarantees and indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust including the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Adviser) serves as investment adviser for the Fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Adviser, serves as principal underwriter of the Fund. The Adviser and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The Fund has an investment management agreement with the Adviser under which the Fund pays a daily management fee to the Adviser equivalent, on an annual basis, to the sum of: a) 0.800% of the first $500,000,000 of the Fund’s average daily net assets; b) 0.750% of the next $500,000,000; c) 0.735% of the next $1,000,000,000; and d) 0.725% of the Fund’s daily net assets in excess of $2,000,000,000. The Adviser has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Adviser. The Fund is not responsible for payment of the subadvisory fees.

Prior to March 1, 2012, the Adviser contractually agreed to waive fees and/or reimburse certain expenses for each share class of the Fund. This agreement excluded taxes, portfolio brokerage commissions, interest, litigation, indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business. The fee waivers and/or reimbursements were such that these expenses would not exceed 1.50% for Class A, 2.20% for Class B, 2.20% for Class C and 1.02% for Class I shares. The fee waivers and/or expense reimbursements expired February 29, 2012.

For the year ended October 31, 2012, there were no expense reductions or reimbursements related to these agreements.

The investment management fees incurred for the year ended October 31, 2012 were equivalent to a net annual effective rate of 0.800% of the Fund’s average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the Fund reimburses the Adviser for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the Fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended October 31, 2012 amounted to an annual rate of 0.025% of the Fund’s average daily net assets.

Annual report | Financial Industries Fund	27

Distribution and service plans. The Fund has a distribution agreement with the Distributor. The Fund has adopted distribution and service plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the Fund. The Fund pays the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the Fund’s shares.

CLASS	12b–1 FEE

Class A	0.30%
Class B	1.00%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $136,384 for the year ended October 31, 2012. Of this amount, $21,491 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $104,050 was paid as sales commissions to broker-dealers and $10,843 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Adviser.

Class B and Class C shares are subject to contingent deferred sales charges (CDSCs). Class B shares that are redeemed within six years of purchase are subject to CDSCs, at declining rates, beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC on the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2012, CDSCs received by the Distributor amounted to $19,033 and $1,722 for Class B and Class C shares, respectively.

Transfer agent fees. The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Adviser. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. The Signature Services Cost includes a component of allocated John Hancock corporate overhead for providing transfer agent services to the Fund and to all other John Hancock affiliated funds. It also includes out-of-pocket expenses that are comprised of payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to four categories of share classes: Institutional Share Classes, Retirement Share Classes, Municipal Bond Classes and all other Retail Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended October 31, 2012 were:

	DISTRIBUTION AND	TRANSFER
CLASS	SERVICE FEES	AGENT FEES

Class A	$676,713	$446,129
Class B	110,712	21,943
Class C	109,399	21,596
Class I	—	4
Total	$896,824	$489,672

28	Financial Industries Fund | Annual report

Trustee expenses. The Fund compensates each Trustee who is not an employee of the Adviser or its affiliates. The John Hancock Group of Funds Deferred Compensation Plan (the Plan) was in effect on October 31, 2012 but since then has been terminated. Under the Plan, deferred amounts were invested in various John Hancock funds. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities.

Note 6 — Fund share transactions

Transactions in Fund shares for the years ended October 31, 2012 and 2011 were as follows:

	Year ended 10-31-12		Year ended 10-31-11
	Shares	Amount	Shares	Amount
Class A shares

Sold	2,889,759	$30,308,600	1,519,644	$16,194,088
Distributions reinvested	243,939	2,112,514	29,282	303,655
Repurchased	(4,832,801)	(50,921,364)	(5,980,431)	(61,455,989)

Net decrease	(1,699,103)	($18,500,250)	(4,431,505)	($44,958,246)

Class B shares

Sold	163,213	$1,635,244	140,016	$1,337,770
Distributions reinvested	6,662	53,831	—	—
Repurchased	(399,153)	(3,860,111)	(585,718)	(5,650,310)

Net decrease	(229,278)	($2,171,036)	(445,702)	($4,312,540)

Class C shares

Sold	495,774	$5,118,639	282,803	$2,865,848
Distributions reinvested	4,778	38,604	—	—
Repurchased	(276,036)	(2,617,868)	(451,856)	(4,316,526)

Net increase (decrease)	224,516	$2,539,375	(169,053)	($1,450,678)

Class I shares

Repurchased	(615)	($6,467)	—	—

Net increase (decrease)	(615)	($6,467)	—	—

Net decrease	(1,704,480)	($18,138,378)	(5,046,260)	($50,721,464)

There were no Fund share transactions for Class I shares for the year ended October 31, 2011. Class I shares were liquidated during the year ended October 31, 2012.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, aggregated $65,680,936 and $85,702,791, respectively, for the year ended October 31, 2012.

Note 8 — Sector risk

Fund performance will be closely tied to a single sector of the economy, which may underperform other sectors over any given period of time. Financial services companies can be hurt by economic declines, changes in interest rates, regulatory and market impacts. Accordingly, this may make the Fund’s investment performance more volatile and investment values may rise and fall more rapidly.

Annual report | Financial Industries Fund	29

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust II and
the Shareholders of John Hancock Financial Industries Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Financial Industries Fund (the “Fund”) at October 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2012 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 21, 2012

30	Financial Industries Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund, if any, paid during its taxable year ended October 31, 2012.

The Fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The Fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2012 Form 1099-DIV in early 2013. This will reflect the tax character of all distributions paid in calendar year 2012.

In prior years, certain dividends paid by the Fund were generally taxed to individuals at a rate of 15%. For tax years beginning after December 31, 2012, such favorable treatment of dividend income is scheduled to expire as are certain other favorable tax provisions. As a result, absent congressional action, the maximum tax rate on dividend income will increase from 15% to 39.6%. Congress is considering various tax law changes that could alter these changes in tax rates or that could otherwise affect the Fund or its shareholders.

Annual report | Financial Industries Fund	31

Board Consideration of and Continuation of Investment Advisory Agreement and Subadvisory Agreement

The Board of Trustees (the Board, the members of which are referred to as Trustees) of John Hancock Financial Industries Fund (the Fund), a series of John Hancock Investment Trust II (the Trust), met in-person on May 6–8 and June 3–5, 2012 to consider the approval of the Fund’s investment advisory agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Adviser), the Fund’s investment adviser. The Board also considered the approval of the investment subadvisory agreement (the Subadvisory Agreement) among the Adviser, Manulife Asset Management (US) LLC (the Subadviser) and the Trust on behalf of the Fund. The Advisory Agreement and the Subadvisory Agreement are referred to as the Agreements.

Activities and composition of the Board

On June 3–5, 2012, the Board consisted of nine individuals, seven of whom were Independent Trustees. Independent Trustees are generally those individuals who are not employed by or have any significant business or professional relationship with the Adviser or the Subadviser. The Trustees are responsible for the oversight of operations of the Fund and perform various duties required of directors of investment companies by the Investment Company Act of 1940, as amended (the 1940 Act). The Independent Trustees have independent legal counsel to assist them in connection with their duties. The Board has appointed an Independent Trustee as Chairman. On June 3–5, 2012, the Board had four standing committees that were composed entirely of Independent Trustees: the Audit Committee; the Compliance Committee; the Nominating, Governance and Administration Committee; and the Contracts & Operations Committee. Additionally, on June 3–5, 2012, Investment Performance Committees A and B were standing committees of the Board composed of Independent Trustees and one Trustee who is affiliated with the Adviser. Investment Performance Committee A was responsible for overseeing and monitoring matters relating to the investment performance of the Fund. The Board also designated an Independent Trustee as Vice Chairman to serve in the absence of the Chairman. The Board also designates working groups or ad hoc committees as it deems appropriate.

The approval process

Under the 1940 Act, the Board is required to consider the continuation of the Agreements each year. Throughout the year, the Board, acting directly and through its committees, regularly reviews and assesses the quality of the services that the Fund receives under these Agreements. The Board reviews reports of the Adviser at least quarterly, which include Fund performance reports and compliance reports. In addition, the Board meets with portfolio managers and senior investment officers at various times throughout the year. The Board considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by the Adviser and Subadviser to the Fund and its shareholders.

Prior to the May 6–8, 2012 meeting, the Board requested and received materials specifically relating to the Agreements. The materials provided in connection with the May meeting included information compiled and prepared by Lipper, a Thomson Reuters company (Lipper), on Fund fees and expenses, and the investment performance of the Fund. This Fund information is assembled in a format that permits comparison with similar information from a Category and a subset of the Category referred to as the Expense Group, each as determined by Lipper, and with the Fund’s benchmark index. The Category includes all funds that invest similarly to the way the Fund invests. The Expense Group represents funds of similar size, excluding passively managed funds and funds-of-funds. The Fund’s benchmark index is an unmanaged index of securities that is provided as a basis for comparison with the Fund’s performance. Other material provided for the Fund review included (a) information on the profitability of the Agreements to the Adviser and a discussion of any additional benefits to the Adviser or Subadviser or their affiliates that result from being the Adviser or Subadviser to the Fund; (b) a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients, such as

32	Financial Industries Fund | Annual report

institutional clients and other investment companies, having similar investment mandates, as well as the performance of those other clients and a comparison of the services provided to those other clients and the services provided to the Fund; (c) the impact of economies of scale; (d) a summary of aggregate amounts paid by the Fund to the Adviser; and (e) sales and redemption data regarding the Fund’s shares.

At an in-person meeting held on May 6–8, 2012, the Board reviewed materials relevant to its consideration of the Agreements. As a result of the discussions that occurred during the May 6–8, 2012 meeting, the Board asked the Adviser for additional information on certain matters. The Adviser provided the additional information and the Board also considered this information as part of its consideration of the Agreements.

At an in-person meeting held on June 3–5, 2012, the Board, including the Independent Trustees, formally considered the continuation of the Advisory Agreement and the Subadvisory Agreement, each for an additional one-year term. The Board considered what it believed were key relevant factors that are described under separate headings presented below.

The Board also considered other matters important to the approval process, such as payments made to and by the Adviser or its affiliates relating to the distribution of Fund shares and other services. The Board reviewed services related to the valuation and pricing of Fund portfolio holdings. Other important matters considered by the Board were the direct and indirect benefits to the Adviser, the Subadviser and their affiliates from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review.

Nature, extent and quality of services

The Board reviewed the nature, extent and quality of services provided by the Adviser and the Subadviser, including the investment advisory services and the resulting performance of the Fund.

The Board considered the ability of the Adviser and the Subadviser, based on their resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. It considered the background and experience of senior management and investment professionals responsible for managing the Fund. The Board considered the investment philosophy, research and investment decision-making processes of the Subadviser responsible for the daily investment activities of the Fund, including, among other things, portfolio trading capabilities, use of technology, commitment to compliance and approach to training and retaining portfolio managers and other research, advisory and management personnel.

The Board considered the Subadviser’s history and experience providing investment services to the Fund. The Board considered the Adviser’s investment manager analytical capabilities, market and economic knowledge and execution of its Subadviser oversight responsibilities. The Board further considered the culture of compliance, resources dedicated to compliance, compliance programs, record of compliance with applicable laws and regulations, with the Fund’s investment policies and restrictions and with the applicable Code of Ethics, and the responsibilities of the Adviser’s and Subadviser’s compliance departments.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund by the Adviser under a separate agreement. The Board noted that the Adviser and its affiliates provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. The Board reviewed the structure and duties of the Adviser’s administration, accounting, legal and compliance departments and its affiliate’s transfer agency operations and considered the

Annual report | Financial Industries Fund	33

Adviser’s and its affiliates’ policies and procedures for assuring compliance with applicable laws and regulations.

The Board also received information about the nature, extent and quality of services provided by and fee rates charged by the Adviser and Subadviser to their other clients, including other registered investment companies, institutional investors and separate accounts. The Board reviewed a general analysis provided by the Adviser and the Subadviser concerning investment advisory fees charged to other clients having similar investment mandates, the services provided to those other clients as compared to the services provided to the Fund, the performance of those other clients as compared to the performance by the Fund and other factors relating to those other clients. The Board considered the significant differences between the Adviser’s and Subadviser’s services to the Fund and the services they provide to other clients. For other clients that are not mutual funds, the differences in services relate to the greater share purchase and redemption activity in a mutual fund, the generally higher turnover of mutual fund portfolio holdings, the more burdensome regulatory and legal obligations of mutual funds and the higher marketing costs for mutual funds. When compared to all clients including mutual funds, the Adviser has greater oversight and supervisory responsibility for the Fund and undertakes greater entrepreneurial risk as the sponsor of the Fund.

Fund performance

The Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also examined materials discussing Fund performance and the Fund’s investment objective, strategies and outlook. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by the Adviser, which analyzed various factors that may affect the Lipper rankings. The Board reviewed information regarding the investment performance of the Fund as compared to its Lipper Category as well as its benchmark index (see chart below). The Board was provided with a description of the methodology used by Lipper to select the funds in the Category. The Board also considered updated performance information provided by the Adviser at its May and June 2012 meetings. The Board regularly reviews the performance of the Fund throughout the year and attaches more importance to performance over relatively longer periods of time, typically three to five years.

Set forth below is the performance of the Fund over certain time periods ended December 31, 2011 and that of its Category average and benchmark index over the same periods:

	1 YEAR	3 YEAR	5 YEAR	10 YEAR

Financial Industries Fund	–14.38%	6.08%	–9.79%	–1.10%
Class A Shares
Financial Services Category Average	–13.54%	3.61%	–11.09%	–1.17%
S&P 500 Finl Sec TR Index	–17.06%	2.92%	–16.90%	–4.61%

The Board noted that the Fund had negative performance over the one-year period, and that the Fund underperformed its Category’s average performance, but outperformed its benchmark index’s performance over the one-year period. The Board further noted that the Fund’s performance compared favorably to the category’s average performance and the benchmark index’s performance for all other periods shown.

Expenses and fees

The Board, including the Independent Trustees, reviewed the Fund’s contractual advisory fee rate payable by the Fund to the Adviser as compared with the other funds in its Expense Group. The Board also received information about the investment subadvisory fee rate payable by the Adviser to the Subadviser for investment subadvisory services. The Board considered the services provided and the fees charged by the Adviser and the Subadviser to other clients with similar investment mandates, including other registered investment companies, institutional investors and separate accounts.

34	Financial Industries Fund | Annual report

In addition, the Board considered the cost of the services provided to the Fund by the Adviser. The Board received and considered expense information regarding the Fund’s various components, including advisory fees, distribution fees and fees other than advisory and distribution fees, including transfer agent fees, custodian fees, administration fees and other miscellaneous fees (e.g., fees for accounting and legal services). The Board considered comparisons of these expenses to the Expense Group median. The Board also considered expense information regarding the Fund’s total operating expense ratio (Gross Expense Ratio) and, if different, the Fund’s total operating expense ratio after taking into account any fee waiver or expense waiver agreement by the Adviser (Net Expense Ratio). The Board considered information comparing the Gross Expense Ratio and Net Expense Ratio of the Fund to that of the Expense Group median.

The Board noted that the Fund’s advisory fee ratio was seven basis points above the Expense Group median advisory fee ratio. The Board noted the following information about the Fund’s Gross and Net Expense Ratios for Class A shares contained in the Fund’s 2011 financial statements in relation with the Fund’s Expense Group median provided by Lipper in April 2012:

	FUND — CLASS A	EXPENSE GROUP MEDIAN

Advisory Fee Ratio	0.80%	0.73%
Gross Expense Ratio	1.40%	1.33%
Net Expense Ratio	1.40%	1.31%

The Board received and reviewed statements relating to the Adviser’s financial condition and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by the Adviser for services under the Advisory Agreement, as well as from other relationships between the Fund and the Adviser and its affiliates. The Board reviewed the Adviser’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2011 compared to available aggregate profitability data provided for the year ended December 31, 2010. The Board reviewed the Adviser’s profitability with respect to other fund complexes managed by the Adviser and/or its affiliates. The Board reviewed the Adviser’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products.

The Board also considered a comparison of the Adviser’s profitability to that of a limited number of other investment advisers whose profitability information is publicly available. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Adviser, the types of funds managed, expense allocations and business mix, and therefore comparability of profitability is limited.

The Board considered limited profitability information with respect to the Subadviser, which is affiliated with the Adviser. In addition, as noted above, the Board considered basic assumptions and methodology for allocating expenses in the Subadviser’s profitability analysis.

Economies of scale

The Board, including the Independent Trustees, considered the extent to which economies of scale might be realized as the assets of the Fund increase. Possible changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale (e.g., through the use of breakpoints in the advisory fee at higher asset levels) are periodically discussed. The Board also considered the Adviser’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the Fund.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of the Adviser’s costs are not specific to individual funds, but rather are incurred across a variety of products and services. To ensure that any

Annual report | Financial Industries Fund	35

economies are reasonably shared with the Fund as its assets increase, the Adviser and the Board agreed to continue the existing breakpoints to the contractual advisory fee rate.

Other benefits to the Adviser and the Subadviser

The Board understands that the Adviser, the Subadviser or their affiliates may derive other ancillary benefits from their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an increase in their profile in the investment advisory community and the engagement of their affiliates and/or significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board believes that certain of these benefits are difficult to quantify. The Board also was informed that the Subadviser may use third-party research obtained by soft dollars generated by certain mutual fund transactions to assist itself in managing all or a number of its other client accounts.

Board determination

The Board unanimously approved the continuation of the Advisory Agreement and the Subadvisory Agreement each for an additional one-year term. Based upon its evaluation of relevant factors in their totality, the Board was satisfied that the terms of the Agreements, including the advisory and subadvisory fee rates, were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or any group of factors as all-important or controlling, but considered all factors together. Different Trustees may have attributed different weights to the various factors considered. The Independent Trustees were also assisted by independent legal counsel in making this determination. The Trustees’ conclusions may be based in part on their consideration of these arrangements in prior years and on their ongoing regular review of Fund performance and operations throughout the year.

36	Financial Industries Fund | Annual report

Special Shareholder Meeting

On November 15, 2012, a Special Meeting of the Shareholders of John Hancock Investment Trust II and each of its series, including John Hancock Financial Industries Fund, was held at 601 Congress Street, Boston, Massachusetts, for the purpose of considering and voting on the following proposal:

Proposal: Election of thirteen (13) Trustees as members of the Board of Trustees of John Hancock Investment Trust II.

	TOTAL VOTES	TOTAL VOTES WITHHELD
	FOR THE NOMINEE	FROM THE NOMINEE

Independent Trustees
Charles L. Bardelis	54,745,183.57	2,002,345.39
Peter S. Burgess	54,795,739.28	1,951,789.68
William H. Cunningham	54,760,497.21	1,987,031.75
Grace K. Fey	54,825,835.30	1,921,693.66
Theron S. Hoffman	54,782,139.05	1,965,389.90
Deborah C. Jackson	54,811,686.18	1,935,842.78
Hassell H. McClellan	54,777,586.20	1,969,942.76
James M. Oates	54,797,429.66	1,950,099.30
Steven R. Pruchansky	54,779,132.96	1,968,396.00
Gregory A. Russo	54,987,161.24	1,760,367.72
Non-Independent Trustees
James R. Boyle	54,891,470.37	1,856,058.59
Craig Bromley	54,874,409.37	1,873,119.59
Warren A. Thomson	54,894,322.12	1,853,206.84

Annual report | Financial Industries Fund	37

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund as of December 1, 2012. Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.

Independent Trustees

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James M. Oates,[2] Born: 1946	2012	240

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairman of the Board, John Hancock retail funds (since 2012); Trustee, John Hancock Funds III
(2005–2006); Trustee (since 2004) and Chairman of the Board (since 2005), John Hancock Variable
Insurance Trust; Trustee and Chairman of the Board (since 2005), John Hancock Funds II.

Charles L. Bardelis,[2,3] Born: 1941	2012	240

Director, Island Commuter Corp. (marine transport). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust (since
1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2,3] Born: 1942	2012	240

Consultant (financial, accounting and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
former Director, PMA Capital Corporation (2004–2010). Trustee, John Hancock retail funds (since 2012);
Trustee, John Hancock Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2005	240

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas
System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since
2009); Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance);
Director, Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000);
former Director, Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks
Acquisition Company I, Inc. (until 2007); former Advisory Director, JP Morgan Chase Bank (formerly
Texas Commerce Bank–Austin) (until 2009). Trustee, John Hancock retail funds (since 1986); Trustee,
John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

Grace K. Fey,[2] Born: 1946	2012	240

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President,
Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

38	Financial Industries Fund | Annual report

Independent Trustees (continued)

Name, Year of Birth	Trustee	Number of John
Position(s) held with Fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Theron S. Hoffman,[2,3] Born: 1947	2012	240

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000). Trustee, John Hancock retail funds (since 2012); Trustee,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	240

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan,[2] Born: 1945	2012	240

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director,
The Barnes Group (since 2010). Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock
Funds III (2005–2006); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2005).

Steven R. Pruchansky, Born: 1944	2005	240

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairman of the Board (2011–2012),
John Hancock retail funds; Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2012).

Gregory A. Russo, Born: 1949	2009	240

Director and Audit Committee Chairman (since 2012) and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester
County, New York, Chamber of Commerce (1986–1992); Director, Treasurer and Chairman of
Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of
Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Annual report | Financial Industries Fund	39

Non-Independent Trustees[4]

Name, Year of Birth	Trustee	Number of
Position(s) held with Fund	of the	John Hancock
Principal occupation(s) and other	Trust	funds overseen
directorships during past 5 years	since[1]	by Trustee

James R. Boyle,[2] Born: 1959	2012	240

Senior Executive Vice President, John Hancock Financial Services (since 1999, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC and John Hancock
Investment Management Services, LLC (2005–2010). Trustee, John Hancock retail funds (since 2012 and
2005–2010), Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	240

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife (Japan) (2005–2010), including prior positions).
Trustee, John Hancock retail funds (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	240

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation (since
2001, including prior positions); Director, Manulife Trust Company and Manulife Bank of Canada (since
2001, including prior positions); Director and Chairman, Manulife Asset Management (since 2001, including prior positions). Trustee, John Hancock retail funds, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Principal officers who are not Trustees

Name, Year of Birth		Officer
Position(s) held with Fund		of the
Principal occupation(s) and other		Trust
directorships during past 5 years		since

Hugh McHaffie, Born: 1959		2012

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010). President (since 2012) and former Trustee (2010–2012), John Hancock retail funds; President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971		2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Executive Vice President,
John Hancock Advisers, LLC (since 2005); Executive Vice President, John Hancock Investment
Management Services, LLC (since 2006); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice President, John Hancock retail funds (since 2007, including prior positions); Executive Vice President, John Hancock Variable Insurance Trust and John Hancock Funds II
(since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955		2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,
John Hancock Variable Insurance Trust and John Hancock Funds II (since 2006).

40	Financial Industries Fund | Annual report

Principal officers who are not Trustees (continued)

Name, Year of Birth	Officer
Position(s) held with Fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds, John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial
Officer, John Hancock retail funds, John Hancock Variable Insurance Trust and John Hancock
Funds II (since 2007).

Salvatore Schiavone, Born: 1965	2009

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust (since 2010 and 2007–2009, including prior positions); Treasurer, John Hancock Fund II
(since 2010, including prior positions).

John Hancock retail funds is comprised of John Hancock Funds III and 33 other John Hancock funds consisting of 23 series of other John Hancock trusts and 10 closed-end funds.

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210–2805.

The Statement of Additional Information of the Fund includes additional information about members of the Board of Trustees of the Fund and is available without charge, upon request, by calling 1-800–225-5291.

1 Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation or removal.

2 Became a Trustee of the Fund, effective December 1, 2012.

3 Member of Audit Committee.

4 Because Messrs. Bromley and Thomson are senior executives or directors and Mr. Boyle held prior positions as a senior executive or director with the Adviser and/or its affiliates, each of them is considered an “interested person,” as defined in the Investment Company Act of 1940, of the Fund.

Annual report | Financial Industries Fund	41

More information

Trustees	Investment adviser
James M. Oates, Chairman	John Hancock Advisers, LLC
Charles L. Bardelis*
James R. Boyle†	Subadviser
Craig Bromley†	John Hancock Asset Management a division of
Peter S. Burgess*	Manulife Asset Management (US) LLC
William H. Cunningham
Grace K. Fey	Principal distributor
Theron S. Hoffman*	John Hancock Funds, LLC
Deborah C. Jackson
Hassell H. McClellan	Custodian
Steven R. Pruchansky, Vice Chairman	State Street Bank and Trust Company
Gregory A. Russo
Warren A. Thomson†	Transfer agent
John Hancock Signature Services, Inc.
Officers
Hugh McHaffie	Legal counsel
President	K&L Gates LLP

Andrew G. Arnott	Independent registered
Executive Vice President	public accounting firm
PricewaterhouseCoopers LLP
Thomas M. Kinzler
Secretary and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

*Member of the Audit Committee
†Non-Independent Trustee

The Fund’s proxy voting policies and procedures, as well as the Fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) Web site at www.sec.gov or on our Web site.

The Fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The Fund’s Form N-Q is available on our Web site and the SEC’s Web site, www.sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 1-202-551-8090 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our Web site at www.jhfunds.com or by calling 1-800-225-5291.

You can also contact us:
1-800-225-5291	Regular mail:	Express mail:
jhfunds.com	John Hancock Signature Services, Inc.	John Hancock Signature Services, Inc.
	P.O. Box 55913	Mutual Fund Image Operations
	Boston, MA 02205-5913	30 Dan Road
Canton, MA 02021

42	Financial Industries Fund | Annual report

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line
www.jhfunds.com

Now available: electronic delivery
www.jhfunds.com/edelivery

This report is for the information of the shareholders of John Hancock Financial Industries Fund.	70A 10/12
It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.	12/12

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2012, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended October 31, 2012 and 2011. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2012	October 31, 2011

John Hancock Financial Industries Fund	$28,130	$27,239

John Hancock Regional Bank Fund	29,585	28,860

John Hancock Small Cap Equity Fund	33,713	27,387

Total	$91,428	$83,486

(b) Audit-Related Services

Audit-related service fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser (“control affiliates”) that provides ongoing services to the registrant. The nature of the services provided was affiliated service provider internal controls reviews. Amounts billed to the registrant were as follows:

Fund	October 31, 2012	October 31, 2011

John Hancock Financial Industries Fund	$1,094	$2,238

John Hancock Regional Bank Fund	1,094	2,238

John Hancock Small Cap Equity Fund	1,094	2,238

Total	$3,282	$6,714

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning (“tax fees”) amounted to the following for the fiscal years ended October 31, 2012 and 2011. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

Fund	October 31, 2012	October 31, 2011

John Hancock Financial Industries Fund	$3,065	$2,976

John Hancock Regional Bank Fund	2,610	2,534

John Hancock Small Cap Equity Fund	2,976	2,889

Total	$8,651	$8,399

(d) All Other Fees

Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended October 31, 2012 and 2011 amounted to the following:

Fund	October 31, 2012	October 31, 2011

John Hancock Financial Industries Fund	$419	$205

John Hancock Regional Bank Fund	171	205

John Hancock Small Cap Equity Fund	419	205

Total	$1,009	$615

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended October 31, 2012, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant for non- audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended October 31, 2012 and 2011 amounted to the following:

Trust	October 31, 2012	October 31, 2011

John Hancock Investment Trust II	$3,665,594	$1,680,792

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust II

By:	/s/ Hugh McHaffie
------------------------------
Hugh McHaffie
President

Date:	December 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh McHaffie
-------------------------------
Hugh McHaffie
President

Date:	December 20, 2012

By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer

Date:	December 20, 2012